UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Rocky Brands, Inc.

(Name of Registrant as Specified in its Charter)

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ROCKY BRANDS, INC.

39 East Canal Street

Nelsonville, Ohio 45764

April 7, 2014

Dear Shareholder:

I am pleased to invite you to the Annual Meeting of Shareholders of Rocky Brands, Inc. to be held on Wednesday, May 7, 2014, at 3:00 p.m., at Stuarts Opera House, located at 52 Public Square, Nelsonville, Ohio. Parking is available in Nelsonville at Rocky Brands, Inc., at 39 East Canal Street. We look forward to meeting all of our shareholders who are able to attend.

At the annual meeting, you will be asked to (i) elect J. Patrick Campbell, Michael L. Finn, G. Courtney Haning, Curtis A. Loveland, and David N. Sharp for two-year terms as Class II Directors, (ii) approve, on an advisory nonbinding basis, the compensation of our named executive officers; (iii) approve the Rocky Brands, Inc. 2014 Omnibus Incentive Plan; (iv) ratify the selection of Schneider Downs & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and (v) transact any other business which may properly come before the meeting or any adjournment thereof. A copy of the proxy statement and the proxy card are enclosed.

It is very important that your shares are represented and voted at the meeting whether or not you plan to attend. Accordingly, please sign, date, and return your proxy card in the enclosed envelope at your earliest convenience. You may vote over the Internet, by telephone or by submitting your proxy by mail. If you are a shareholder of record and attend the meeting, you may vote in person if you wish, and your proxy will not be used.

Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.

Sincerely,

Mike Brooks
Chairman of the Board

ROCKY BRANDS, INC.

39 East Canal Street

Nelsonville, Ohio 45764

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 7, 2014

To Our Shareholders:

The Annual Meeting of Shareholders of Rocky Brands, Inc. will be held at Stuarts Opera House, located at 52 Public Square, Nelsonville, Ohio, on Wednesday, May 7, 2014, at 3:00 p.m. local time, for the following purposes:

(1)	To elect five Class II Directors of the Company, each to serve for a two-year term expiring at the 2016 Annual Meeting of Shareholders.

(2)	To hold an advisory vote relating to the compensation of our named executive officers.

(3)	To approve the Rocky Brands, Inc. 2014 Omnibus Incentive Plan.

(4)	To ratify the selection of Schneider Downs & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

(5)	To transact any other business which may properly come before the meeting or any adjournment thereof.

Owners of record of common stock of the Company at the close of business on March 21, 2014, will be entitled to vote at the meeting.

You will be most welcome at the meeting, and we hope you can attend. Shareholders may obtain directions to the annual meeting by visiting the Company’s website: www.rockybrands.com. Directors and officers of the Company and representatives of its independent registered public accounting firm will be present to answer your questions and to discuss its business.

We urge you to execute and return the enclosed proxy, or vote electronically over the Internet or by telephone, as soon as possible so that your shares may be voted in accordance with your wishes. Please refer to the proxy card enclosed for information on voting electronically or by telephone. If you attend the meeting, you may vote in person if you are a shareholder of record or authorized by a shareholder of record, and your proxy will not be used.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 7, 2014: The proxy statement and annual report to security holders are available at www.edocumentview.com/RCKY.

By Order of the Board of Directors,

Curtis A. Loveland
Secretary

Rocky Brands, Inc.

39 East Canal Street

Nelsonville, Ohio 45764

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 7, 2014

This proxy statement is furnished to the shareholders of Rocky Brands, Inc. (throughout the proxy statement the terms “Company,” “we” and “our” refer to Rocky Brands, Inc.) in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on May 7, 2014, and at any adjournment thereof. The enclosed proxy is solicited by the Board of Directors of the Company. We began mailing this proxy statement to the Company’s shareholders on approximately April 7, 2014.

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telephone, or personal interview.

All shares represented by a properly submitted proxy will be voted as directed if the proxy is received by the Company before the meeting or, in the absence of specific instructions to the contrary, will be voted in accordance with the unanimous recommendations of the Board of Directors, which are:

•	FOR the election of J. Patrick Campbell, Michael L. Finn, G. Courtney Haning, Curtis A. Loveland, and David N. Sharp as Class II Directors of the Company;

•	FOR the approval, on an advisory nonbinding basis, of the compensation of the Company’s named executive officers;

•	FOR the approval of the Rocky Brands, Inc. 2014 Omnibus Incentive Plan;

•	FOR the ratification of Schneider Downs & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•	at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof.

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Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing a written notice with the Secretary of the Company prior to the meeting. Shareholders of record who attend the meeting may vote in person, and their proxies will not be used.

Holders of record of common stock of the Company at the close of business on March 21, 2014, the record date for the annual meeting, will be entitled to vote at the annual meeting. At that time, the Company had 7,539,808 shares of common stock outstanding and entitled to vote. Each share of common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the annual meeting.

The presence, in person or by proxy, of a majority of the outstanding shares of common stock of the Company is necessary to constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters.

The election of each director nominee requires the favorable vote of a plurality of all votes cast by the holders of common stock at a meeting at which a quorum is present. Proxies that are marked “Withhold Authority” and broker non-votes will not be counted toward such nominee’s achievement of a plurality and thus will have no effect.

Approval of the proposal relating to the compensation of our named executive officers and approval of the Rocky Brands, Inc. 2014 Omnibus Incentive Plan require the affirmative vote of a majority of the shares of our common stock represented in person or by proxy at the annual meeting. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a vote against each proposal. Broker non-votes are disregarded and will have no effect.

The ratification of Schneider Downs & Co., Inc. as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the common stock present and entitled to vote on the matter. Broker non-votes will not be counted as being in favor or against the ratification of Schneider Downs & Co., Inc., while abstentions will be counted and will have the effect of a vote against the ratification of Schneider Downs & Co., Inc.

Proposal 1 – Election of Directors

The Company’s Code of Regulations provides for a classified board of directors with two classes. Each class of directors consists, as nearly as practical, of one-half of the total number of directors. The total number of authorized directors has been fixed by the Board of Directors at nine. The Board of Directors proposes the re-election of the five incumbent Class II Directors to continue their service as Class II Directors at the 2014 Annual Meeting of Shareholders. The four incumbent Class I Directors will continue in office until the 2015 Annual Meeting of Shareholders.

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J. Patrick Campbell, Michael L. Finn, G. Courtney Haning, Curtis A. Loveland, and David N. Sharp are currently Class II Directors of the Company and are being nominated by the Board of Directors for re-election as Class II Directors.

It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Campbell, Finn, Haning, Loveland, and Sharp as Class II Directors. In the event that any of the nominees for director should become unavailable, the number of directors of the Company may be decreased pursuant to the Company’s Code of Regulations, or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees for Director.

The following table sets forth for each nominee and each continuing director of the Company, such person’s name, age, the year in which he became a director of the Company, and his position with the Company and the Company’s subsidiaries, Five Star Enterprises Ltd. (“Five Star”); Lifestyle Footwear, Inc. (“Lifestyle”); Rocky Canada, Inc. (“Rocky Canada”); Rocky Brands Wholesale LLC (“Wholesale”); Rocky Brands International, LLC (“International”); Lehigh Outfitters, LLC (“Lehigh”); and Creative Recreation, LLC (“Creative Recreation”) (collectively, the “Subsidiaries”).

Class II Directors

(Nominees – Terms Expire in 2014)

Name	Age	Director Since	Position

J. Patrick Campbell	65	2004	Director of the Company

Michael L. Finn	70	2004	Director of the Company

G. Courtney Haning	65	2004	Director of the Company

Curtis A. Loveland	67	1993	Director of the Company and Secretary of the Company and Subsidiaries

David N. Sharp	58	2010	Director, President, and Chief Executive Officer of the Company and Subsidiaries

Class I Directors

(Terms Expire in 2015)

Name	Age	Director Since	Position

Mike Brooks	67	1992	Director and Chairman of the Company

Glenn E. Corlett	70	2000	Director of the Company

Harley E. Rouda, Jr.	52	2003	Director of the Company

James L. Stewart	80	1996	Director of the Company

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The following information is provided for each director and each person nominated for election as a director, and includes descriptions of each individual’s specific experience, qualifications, attributes, and skills that led to the conclusion that he should serve on the Board of Directors.

Mike Brooks has served as Chairman of the Company since January 2005 and before that served as Chief Executive Officer of the Company and its Subsidiaries from January 2005, and of International from October 2008 until July 2011. Prior to that he served as Chairman, President, and Chief Executive Officer of the Company from August 1991 to January 2005. Mr. Brooks also has served Lifestyle as President since November 1988 and as Chairman and Chief Executive Officer since December 1992, and Five Star as President since March 1987, as Chairman since August 1991, and as Chief Executive Officer from December 1992 until July 2011. Mr. Brooks is a pattern engineering and shoe design graduate of the Ars Sutoria in Milan, Italy. After employment with U.S. Shoe Corporation and various tanning companies, Mr. Brooks returned to the family shoe business in Nelsonville, Ohio, in 1975, serving first as Manager of Product Development and a national salesman and then, in 1984, becoming President. He has been a director of American Apparel and Footwear Association (formerly Footwear Industries of America) since April 1986 and currently serves on the Executive Board. Mr. Brooks’ education with respect to shoe design and business management experience in product development and strategy development, including decades of service in the footwear industry, qualify him to continue serving as a member of the Board of Directors.

Glenn E. Corlett was a professor of accounting of the College of Business at Ohio University, Athens, Ohio, from July 1997 until July 2009, and was Dean of the College from July 1997 until he retired on June 30, 2007. From 1993 to 1996, Mr. Corlett was Executive Vice President and Chief Operating Officer of N.W. Ayer & Partners, an international advertising agency, headquartered in New York, New York. Mr. Corlett also served as Chief Financial Officer of N.W. Ayer & Partners from 1990 to 1995. Prior to joining N.W. Ayer & Partners, Mr. Corlett had a long history with PricewaterhouseCoopers where he was partner-in-charge for mergers and acquisitions in New York from 1988 to 1990; tax partner-in-charge in Denver from 1984 to 1988 and in Cleveland from 1979 to 1984; and held partner and staff positions from 1971 to 1979. Mr. Corlett also serves on the board of directors of Preformed Line Products Company, an international designer and manufacturer of products and systems employed in the construction and maintenance of overhead and underground networks for energy, communications and broadband network companies. Mr. Corlett’s education and business management experience in the areas of marketing, finance, treasury, accounting, and tax, including the skills and knowledge he developed as an accounting practitioner and educator, qualify him to continue serving as a member of the Board of Directors.

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Harley E. Rouda, Jr. has served as Chief Executive Officer of Trident Holdings, Inc., an independently-owned real estate brokerage and related services firm headquartered in Columbus, Ohio, since February 2002. From November 2009 until October 2012, he served as President of Real Living Real Estate, a national franchisor of real estate services headquartered in Columbus, Ohio and Chicago, Illinois. He has also served as Chief Executive Officer and General Counsel of HER Realtors, a Columbus based real estate firm, since May 1999 and May 1997, respectively. Prior to serving as Chief Executive Officer, Mr. Rouda served as President of HER Realtors from May 1996 until May 1999. Mr. Rouda’s business management experience in marketing and operations, including his service as a chief executive officer, qualify him to continue serving as a member of the Board of Directors.

James L. Stewart has served as the proprietor of Rising Wolf Ranch, Inc., East Glacier, Montana, a summer resort and a winter rehabilitation center for teenage boys involved with drug abuse. Mr. Stewart also consults for various retail and catalog companies. Between 1984 and 1991, Mr. Stewart served as the President and Chief Executive Officer of Dunns Inc. and as the Vice President and General Manager of Gander Mountain Inc. Before that time, he served Sears Roebuck & Co. for 28 years in various management capacities. Mr. Stewart’s business management experience in retail sales and marketing, process management, and corporate leadership qualify him to continue serving as a member of the Board of Directors.

J. Patrick Campbell has served as the Executive Chairman of the Board of Universal Companies since October 2011, and before that served as the Chief Executive Officer of Universal Companies from January 2009 until October 2011. Universal Companies is a leading international distributor of products, equipment, and supplies to spas, skincare professionals, and resort and destination properties. Mr. Campbell serves on the board of directors of Universal Companies. From 2005 to 2008, Mr. Campbell served as the President and Chief Operating Officer of Grantham Education Corporation. From 2002 to 2005, Mr. Campbell acted as a consultant to various financial institutions and a variety of corporations. Mr. Campbell also serves on the boards of directors of various privately held corporations. Mr. Campbell retired as the President of Nasdaq U.S. Markets in December 2001. From January 1997 to December 2001, he held various executive positions at the Nasdaq Stock Market, including Chief Operating Officer for Nasdaq Inc. and Chairman of Nasdaq Investment Products. Prior to joining Nasdaq, Mr. Campbell worked as a Senior Executive Vice President for The Ohio Company from 1971 to 1996 and served as a member of their board of directors from 1991 to 1996. Mr. Campbell’s board member experience, business operations and management experience in retail and distribution, and the skills and knowledge he acquired with respect to finance and investments as President of Nasdaq U.S. Markets, qualify him to continue serving as a member of the Board of Directors.

Michael L. Finn has served as President of Central Power Systems, a wholesale distributor of outdoor power equipment in Columbus, Ohio, since 1985, and President of Chesapeake Realty Co., a real estate development and management company in Columbus, Ohio, since 1970. Mr. Finn has also served as Chairman of the Board of Directors of Power Source Canada, a Canadian corporation, since 2004, and as Chairman of the Board of Directors of Integrated Distributors Network, LLC, a Wisconsin corporation, since 2004, both of which market and distribute outdoor power equipment. Mr. Finn has also served as Chairman of the Board of Directors of Power Distributors, LLC, an Ohio limited liability company, since 2012, which is a distributor of outdoor power equipment and related products. Mr. Finn’s board member experience, operations and management experience in retail and distribution, and business management experience, including his service as a president of both a distribution company and real estate development company, qualify him to continue serving as a member of the Board of Directors.

G. Courtney Haning has served as Chairman, President and Chief Executive Officer of Peoples National Bank, a community bank in New Lexington, Ohio, since January 1991. Mr. Haning’s business management experience in finance, corporate credit, and community relations, including his service as a chief executive officer, qualify him to continue serving as a member of the Board of Directors.

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Curtis A. Loveland has served as Secretary of the Company since October 1992, of Five Star and Lifestyle since December 1992, of Rocky Canada since July 2003, of Wholesale and Lehigh since January 2005, of International since October 2008, and of Creative Recreation since December 2013. Mr. Loveland has been a practicing attorney for 40 years and has been a partner in the law firm of Porter Wright Morris & Arthur llp, Columbus, Ohio since 1979. He has served as a board member, secretary, or counsel for numerous public and private companies in a variety of industries, including technology, medical devices, retailing, and telecommunications. Mr. Loveland’s board member experience and knowledge and skills with respect to corporate governance, public company regulation, and general business law qualify him to continue serving as a member of the Board of Directors.

David N. Sharp has served as President and Chief Executive Officer of the Company and its Subsidiaries since July 2011, other than Creative Recreation for which he has served as President and Chief Executive Officer since December 2013, and before that as President and Chief Operating Officer of the Company and its Subsidiaries from January 2005, and of International from October 2008 until July 2011. Prior to that, he served as Executive Vice President and Chief Operating Officer of the Company from March 2002 until January 2005. He served as Senior Vice President – Sales and Operations from June 2001 until March 2002, as Vice President of Sales and Marketing from October 2000 until June 2001, and as Vice President of Manufacturing Operations and Marketing from June 2000 until October 2000. Mr. Sharp served as Executive Vice President and Chief Operating Officer of Five Star and Lifestyle from August 2003 until January 2005 and of Rocky Canada from July 2003 until January 2005. Prior to that time, he served as Senior Vice President – Sales and Operations of Five Star and Lifestyle from February 2002 until August 2003. Prior to joining the Company, from September 1994 until October 1999, Mr. Sharp served in various capacities, including Vice President and General Manager of an operating division of H.H. Brown, Inc., a wholly owned subsidiary of Berkshire-Hathaway, Inc., engaged in the footwear business. Mr. Sharp also held various senior sales and marketing positions at Acme Boot Co., Inc. and Converse, Inc. from June 1991 until September 1994. Mr. Sharp’s experience in the footwear industry qualifies him to continue serving as a member of the Board of Directors.

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Proposal 2 – Advisory Vote on the Compensation Paid to Named Executive Officers

Section 14A of the Securities Exchange Act of 1934, as amended, requires the Company to include in its proxy statement at least once every three years an advisory vote regarding named executive officer compensation. In a non-binding advisory vote on the frequency of future say-on-pay votes held at the 2012 Annual Meeting of Shareholders, the Company’s shareholders approved conducting a say-on-pay vote every year by a majority of the votes cast. The Company has considered the outcome of this advisory vote and has determined that the Company will hold say-on-pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say-on-pay votes. The Company asks that you indicate your approval of the compensation paid to our named executive officers as described in this proxy statement under the heading “Executive Compensation,” which includes compensation tables and narratives included elsewhere in this proxy statement.

Because your vote is advisory, it will not be binding on the Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. The Compensation Committee has structured its executive compensation programs primarily to motivate executives to achieve the business goals established by the Company and reward executives for meeting business goals and delivering superior performance as measured against those business goals.

For the reasons discussed above and in this proxy statement under the heading “Executive Compensation,” the Board of Directors recommends that shareholders vote to approve the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

The Board of Directors recommends that shareholders vote FOR the approval of the resolution relating to the compensation of named executive officers.

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Proposal 3 – Approval of Rocky Brands, Inc. 2014 Omnibus Incentive Plan

Introduction

The Company’s Board of Directors, following a recommendation by the Compensation Committee, has approved and adopted the Rocky Brands, Inc. 2014 Omnibus Incentive Plan (the “Omnibus Plan”), subject to the approval of the Omnibus Plan by the Company’s shareholders. A copy of the Omnibus Plan is attached as Exhibit A to this Proxy Statement, and this discussion is qualified in its entirety by reference to the full text of the Omnibus Plan.

The Board of Directors and the Compensation Committee believe that the adoption of the Omnibus Plan is in the best interests of the Company. The purpose of the Omnibus Plan is to promote the achievement of both short-term and long-term objectives of the Company by (a) aligning compensation of participants with the interests of Company shareholders, (b) enhancing the interest of participants in the growth and success of the Company, and (c) attracting and retaining participants of outstanding competence.

The Company currently maintains the Company’s 2004 Stock Incentive Plan (“2004 Plan”). As of January 2, 2014, 69,000 shares of the Company’s common stock were then subject to outstanding awards granted under the 2004 Plan, and 229,010 shares were then available for new award grants under the 2004 Plan. The 2004 Plan expires on May 11, 2014. No new awards may be granted under the 2004 Plan after May 11, 2014.

Whether or not shareholders approve the Omnibus Plan, no new awards will be granted under the 2004 Plan after the annual meeting, as the 2004 Plan expires on May 11, 2014. The number of shares that will initially be made available for award grants under the Omnibus Plan will be 500,000 new shares. As of December 31, 2013, the market value of the 500,000 shares to be authorized was $7,285,000. In addition, if shareholders approve the Omnibus Plan, any shares subject to outstanding awards under the 2004 Plan that expire or terminate for any reason, at any time after the annual meeting, will also be available for award grant purposes under the Omnibus Plan.

If shareholders do not approve the Omnibus Plan, the Company will not have the authority to grant awards under the 2004 Plan after May 11, 2014. If shareholders approve the Omnibus Plan, the termination of the Company’s grant authority under the 2004 Plan will not affect awards then outstanding under that plan.

The Omnibus Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code Section 162(m)”), regarding deductibility of executive compensation, discussed below. The basic features of the Omnibus Plan are as follows.

Administration

The Omnibus Plan will be administered by the Compensation Committee, or such other committee as the Board shall appoint from time to time, which shall consist of two or more directors, all of whom are intended to satisfy the requirements for an “outside director” under Code Section 162(m), for a “non-employee director” within the meaning of SEC Rule 16b-3, and for director independence under the rules of the NASDAQ Stock Market. The Compensation Committee has the discretion to interpret the Omnibus Plan and any award or other agreement employed by the Company in the administration of the Omnibus Plan. Subject to the provisions of the Omnibus Plan, the Compensation Committee has the power to:

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•	determine when and to whom awards will be granted;

•	make awards under the Omnibus Plan;

•	determine the fair market value of shares or other property, where applicable;

•	determine the terms, conditions, and restrictions applicable to each award and any shares acquired pursuant to such awards;

•	determine how an award will be settled;

•	approve one or more forms of award agreements;

•	amend, modify, extend, cancel, or renew any award or waive any restrictions or conditions applicable to any award or any shares acquired upon the exercise of an award;

•	accelerate, continue, extend, or defer the exercisability of any award or the vesting of any shares acquired upon the exercise of an award;

•	prescribe, amend, or rescind any rules and regulations relating to the administration of the Omnibus Plan; and

•	make all other determinations necessary or advisable for the administration of the Omnibus Plan.

Notwithstanding the foregoing, the Board of Directors shall perform the functions of the Compensation Committee for purposes of granting awards to non-employee directors.

Eligibility

The Omnibus Plan gives the Compensation Committee full discretion to designate any non-employee director of the Company, any employee of the Company or an affiliate, and consultants and advisors who render services to the Company, as a participant in the Omnibus Plan. The Company currently has seven non-employee directors, and the Company and its affiliates currently have approximately 450 employees eligible to participate in the Omnibus Plan.

Number of Shares and Limitations

If approved by the shareholders, the total number of shares of common stock of the Company available for distribution under the Omnibus Plan after the date of approval is 500,000, plus the number of shares subject to outstanding awards granted under the 2004 Plan that expire or terminate for any reason (subject to adjustment for future stock splits, stock dividends, and similar changes in the capitalization of the Company). The following shares related to awards will be available for issuance again under the Omnibus Plan:

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•	shares related to awards paid in cash, and

•	shares related to awards that expire, are forfeited, are cancelled, or terminate for any other reason without the delivery of the shares.

The maximum number of shares for which awards may be granted under the Omnibus Plan during the term of the Omnibus Plan to any one individual may not exceed 250,000 shares. The maximum aggregate cash-based award or cash equivalent value of an award under the Omnibus Plan at the date of grant is $2 million per year.

Performance Targets and Code Section 162(m)

Awards under the Omnibus Plan may be conditioned upon the attainment of performance targets. Awards may be based on any number and type of performance targets that the Compensation Committee determines are desirable. The performance measured may be that of the Company, its affiliates, or business units within the Company or affiliates. In setting performance targets, the Compensation Committee may assign payout percentages to various levels of performance that will be applied to reduce or increase the payout connected to the award when performance over a performance period either falls short of or exceeds the performance target.

With respect to awards intended to qualify as “performance-based compensation” under Code Section 162(m), such performance targets will be based on one or any combination of two or more performance measures listed in Section 13.1(b) of the Omnibus Plan. The Compensation Committee may provide in any such award that any evaluation of performance may include or exclude any extraordinary events described in Section 13.1(c) of the Omnibus Plan. To the extent such inclusions or exclusions affect awards to “covered employees” under Code Section 162(m), they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility except as otherwise determined by the Compensation Committee in its sole discretion. Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m) may not be adjusted upward. The Compensation Committee shall retain the discretion to adjust such awards downward, either on a formula or discretionary basis or a combination of the two, as the Compensation Committee determines.

Awards that are not intended to qualify as “performance-based compensation” under Code Section 162(m) may be based on these or other performance measures, as determined by the Compensation Committee.

Types of Awards

The types of awards that may be granted under the Omnibus Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards.

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Subject to certain restrictions applicable to incentive stock options, awards granted under the Omnibus Plan will be exercisable by the participants at such times as are determined by the Compensation Committee, but in no event may the term of an award be longer than ten years after the date of grant. In addition to the general characteristics of all of the awards described above, the basic characteristics of awards that may be granted under the Omnibus Plan are as follows:

Incentive and Nonqualified Stock Options (“ISOs” and “NSOs”). Both incentive and nonqualified stock options may be granted to participants at such exercise prices as the Compensation Committee may determine, but the exercise price for any option may not be less than 100% of the fair market value (as defined in the Omnibus Plan) of a share of common stock of the Company as of the date the option is granted. Stock options may be granted and exercised at such times as the Compensation Committee may determine, except that (a) ISOs may be granted only to employees, (b) no ISOs may be granted more than ten years after the effective date of the Omnibus Plan, (c) an option shall not be exercisable more than ten years after the date of grant, and (d) the aggregate grant date fair market value of the shares of common stock of the Company with respect to which ISOs granted under the Omnibus Plan and any other plan of the Company first become exercisable in any calendar year for any employee may not exceed the $100,000 maximum amount permitted under Code Section 422(d). Additional restrictions apply to an ISO granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company.

The purchase price payable upon exercise of options generally may be paid in any of the following methods :

•	in cash; or, at the discretion of the Compensation Committee:

•	by authorizing a third party with which the optionee has a brokerage or similar account to sell the shares (or a sufficient portion of such shares) acquired upon the exercise of the option and remit to the Company a portion of the sale proceeds sufficient to pay the entire option exercise price;

•	by delivering shares that have an aggregate fair market value on the date of exercise equal to the option exercise price;

•	by authorizing the Company to withhold from the total number of shares as to which the option is being exercised the number of shares having a fair market value on the date of exercise equal to the aggregate option exercise price for the total number of shares as to which the option is being exercised;

•	by such other means by which the Compensation Committee determines to be consistent with the purpose of the Omnibus Plan and applicable law; or

•	by any combination of items listed above.

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Stock Appreciation Rights (“SARs”). The value of a SAR granted to a participant is determined by the appreciation in the number of shares of common stock of the Company subject to the SAR during its term, subject to any limitations upon the amount or percentage of total appreciation that the Compensation Committee may determine at the time the right is granted. The participant receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the SAR is exercised, exceeds a price specified by the Compensation Committee at the time the right is granted. The price specified by the Compensation Committee must be at least 100% of the fair market value of the specified number of shares of common stock of the Company to which the right relates, determined as of the date the SAR is granted. A SAR may be granted in connection with a previously or contemporaneously granted option, or independent of any option. A SAR may be paid in cash, shares of common stock of the Company or a combination of cash and shares as determined by the Compensation Committee. No SAR may be exercised more than ten years after its date of grant.

Restricted Stock and Restricted Stock Units (“RSUs”). The Compensation Committee may grant participants awards of restricted stock and RSUs. Restricted stock involves the granting of shares to participants subject to restrictions on transferability and any other restrictions the Compensation Committee may impose. The restrictions lapse if either the holder continues to perform services to the Company or its affiliates for a specified period of time established by the Compensation Committee under the applicable award agreement or satisfies other restrictions, including performance-based restrictions, during the period of time established by the Compensation Committee. RSUs are similar to restricted stock except that no shares actually are awarded to the participant on the date of grant, and the holder typically does not enjoy any shareholder rights with respect to the units. Restricted stock awards are settled in shares. RSU awards may be settled in cash, shares, or a combination of cash and shares, as determined by the Compensation Committee and provided in the applicable award agreement.

Performance Shares. The Compensation Committee may grant participants awards of performance shares. The period of time over which performance targets are measured will be of such duration as the Compensation Committee shall determine in an award agreement. Upon satisfaction of the applicable performance targets during the performance period, the participant will be entitled to receive shares of common stock of the Company.

Performance Units. The Compensation Committee may grant participants awards of performance units. The period of time over which the performance goals are measured will be of such duration as the Compensation Committee shall determine in an award agreement. Upon satisfaction of the applicable performance targets during the performance period, the participant will be entitled to receive either shares, cash, or a combination of shares and cash as determined by the Compensation Committee in an award agreement.

Cash-Based Awards. Cash-based awards entitle the participants to payments of amounts of cash determined by the Compensation Committee based upon the achievement of specified performance targets during a specified performance period, which typically will be one year unless otherwise determined by the Compensation Committee. Each cash-based award will have its value determined by the Compensation Committee.

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Other Stock-Based Awards. The Compensation Committee may also grant other awards that are valued in whole or in part by reference to, or are otherwise based on and/or payable in, shares of common stock of the Company. Other stock-based awards are a catch-all category to provide for awards of stock-based compensation that do not fit within the scope of the other specifically described types of awards. Payments with respect to other stock-based awards may be made in cash, shares, or a combination of cash and shares as determined by the Compensation Committee. The Compensation Committee has the discretion to determine the terms and conditions of these other stock-based awards.

Termination of Service

If a participant ceases to be an employee, consultant, adviser, or director of the Company or its affiliates, the Compensation Committee may provide for special vesting and payment conditions upon such termination in an applicable award agreement.

Dividends and Dividend Equivalents

The Compensation Committee may grant dividends and dividend equivalents in connection with other awards, except for options and SARs. Dividend or dividend equivalent amounts credited to an account for a participant may be settled in cash or shares or a combination of both, as determined by the Compensation Committee, and shall be subject to the same vesting and performance conditions as the underlying award.

Transferability

In general, awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. Except as otherwise provided in the Omnibus Plan, all rights with respect to an award granted to a participant shall be available during his or her lifetime only to such participant. Notwithstanding the foregoing, a participant, at any time prior to his death, may assign all or any portion of an NSO or SAR to:

•	the participant’s spouse or lineal descendant;

•	the trustee of a trust for the primary benefit of the participant’s spouse or lineal descendant; or

•	a tax-exempt organization as described in Code Section 501(c)(3).

Notwithstanding the foregoing, non-employee directors may assign all or any portion of any award granted to them to assignees described above. In the event of an assignment, the spouse, lineal descendant, trustee or tax-exempt organization shall be entitled to all of the rights of the participant with respect to the assigned portion of such award, and such portion of the award shall continue to be subject to all of the terms, conditions and restrictions applicable to the award as set forth in the Omnibus Plan and in the related award agreement, immediately prior to the effective date of the assignment. Any such assignment shall be permitted only if (i) the participant does not receive any consideration therefore, and (ii) the assignment is expressly approved by the Compensation Committee or its delegate. Further notwithstanding the foregoing, no incentive stock option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent or distribution.

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Duration, Adjustments, Modifications, Terminations

The Omnibus Plan will remain in effect until all shares of the Company subject to the Omnibus Plan are distributed, or the Omnibus Plan is terminated as described below.

In the event of a recapitalization, stock split, reverse stock split, spin-off, spin-out or other distribution of assets to shareholders, stock distributions or combinations of shares, payment of stock dividends, other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, or any other occurrence for which the Compensation Committee determines an adjustment is appropriate, the Compensation Committee shall equitably adjust the number and type of shares available for awards or the number and type of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and provisions regarding payment with respect to outstanding awards. The Compensation Committee has the discretion to make similar adjustments in connection with other changes in the Company’s capitalization, including due to a merger, reorganization, or consolidation.

The Omnibus Plan also gives the Board and the Compensation Committee the right to terminate, suspend or amend the Omnibus Plan without the authorization of shareholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, insofar as shareholder approval thereof is required in order for the Omnibus Plan to continue to satisfy the requirements of SEC Rule 16b-3, or the rules of any applicable stock exchange. No termination, suspension or amendment of the Omnibus Plan shall adversely affect any right acquired by any participant under an award granted before the date of such termination, suspension or amendment, unless such participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

Upon a change in control, all outstanding awards shall become fully exercisable and all restrictions thereon shall terminate; provided, however, that notwithstanding the above, with respect to performance shares, performance units, cash-based awards, and other stock-based awards, the Compensation Committee shall determine and provide through an award agreement or other means the extent of vesting and the treatment of partially completed performance periods for any such performance shares, performance units, cash-based awards, and other stock-based awards outstanding upon a change in control. Further, the Compensation Committee, as constituted before such change in control, is authorized, and has sole discretion, as to any award, either at the time such award is granted or any time thereafter, to take any one or more of the following actions:

•	provide for the cancellation of any such award for an amount of cash equal to the difference between the exercise price and the then fair market value of the shares covered thereby had such award been currently exercisable;

•	make such adjustment to any such award then outstanding as the Compensation Committee deems appropriate to reflect such change in control; or

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•	cause any such award then outstanding to be assumed, by the acquiring or surviving corporation, after such change in control.

Federal Tax Considerations

The Company has been advised by its counsel that awards made under the Omnibus Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

Nonqualified Stock Options. A participant will have no taxable income, and the Company will not be entitled to any related deduction, at the time a NSO is granted under the Omnibus Plan. At the time of exercise of NSOs, the participant will realize ordinary income, and the Company will be entitled to a deduction equal to the excess of the fair market value of the stock on the date of exercise over the option exercise price. Upon disposition of the shares, any additional gain or loss realized by the participant will be taxed as a capital gain or loss.

Incentive Stock Options. A participant will have no taxable income, and the Company will not be entitled to any related deduction, at the time an ISO is granted under the Omnibus Plan. If a participant disposes of shares acquired from the exercise of an ISO no earlier than (a) two years after the grant of the option and (b) one year after the exercise of the option (both (a) and (b) collectively referred to as the “Holding Periods”), then no taxable income will result upon the exercise of such ISO, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the Holding Periods, any gain or loss realized by a participant will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a participant after the expiration of the Holding Periods.

Except in the event of death, if the participant disposes of the shares before the end of the Holding Periods (a “Disqualifying Disposition”), such participant will recognize a gain (taxable at ordinary income tax rates) which equals the lesser of (a) the difference between the fair market value on the exercise date and the option exercise price, or (b) the difference between the sale price of the shares and the option exercise price on the date of sale. The balance, if any, will be taxed as short-term or long-term capital gain, depending upon how long the participant held the shares. The Company will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized ordinary income. If the participant pays the option exercise price with shares that were originally acquired pursuant to the exercise of an ISO and the Holding Periods for such shares have not been met, the participant will be treated as having made a Disqualifying Disposition of such shares, and the tax consequence of such Disqualifying Disposition will be as described above.

For alternative minimum tax purposes, an ISO will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed previously.

Stock Appreciation Rights. There will be no federal income tax consequences to either the participant or the Company upon the grant of an SAR. The participant, however, generally must recognize ordinary taxable income upon the exercise or surrender of an SAR in an amount equal to the fair market value (on the date of exercise) of the shares exercised, less the exercise price. Gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be a capital gain or loss.

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Restricted Stock. Unless the participant files an election to be taxed under Code Section 83(b), the participant will not realize income upon the grant of restricted stock. Instead, the participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions lapse. The amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions lapse. If the participant files an election to be taxed under Code Section 83(b), the tax consequences to the participant and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the lapse of the restrictions.

When the participant disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the participant realizes ordinary income will be treated as a capital gain or loss.

Restricted Stock Units. A recipient of RSUs will not recognize taxable income upon the award of RSUs, and the Company will not be entitled to a deduction at such time. Upon payment or settlement of a RSU award, the participant will recognize ordinary income equal to the value of the shares or cash received, and the Company will be entitled to a corresponding deduction. Upon disposition of shares received by a participant in payment of an award, the participant will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the participant.

Performance Shares, Performance Units, and Cash-Based Awards. Generally, the participant will not realize taxable income on the date of grant of a performance share, performance unit, or cash-based award. Instead, the participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares, or a combination of cash and shares are delivered to the participant in payment of the award. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares received, if any, on the date of issuance. Upon disposition of shares received by a participant in payment of an award, the participant will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the participant.

Code Section 162(m). Compensation of the Company’s Chief Executive Officer and its three most highly compensated executive officers (not including the Chief Executive Officer and Chief Financial Officer) is subject to the tax deduction limits of Code Section 162(m). Awards that qualify as “performance-based compensation,” however, will be exempt from Code Section 162(m), thus allowing the Company the full tax deduction otherwise permitted for such awards. If approved by the Company’s shareholders, the Omnibus Plan will enable the Compensation Committee to grant awards that will be exempt from the deduction limits of Section 162(m) of the Code.

Code Section 409A. Code Section 409A provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts. The Omnibus Plan has been designed so that awards should be exempt from coverage under Code Section 409A. Certain terms have been defined in a manner so that if awards are subject to Code Section 409A, they should comply with Code Section 409A.

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Forfeiture and Over/Under Payments

The Compensation Committee may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of service for cause or any act by a participant, whether before or after termination of service, that would constitute cause for termination of service.

If any participant or beneficiary receives an underpayment of shares or cash payable under the terms of any award, payment of any such shortfall shall be made as soon as administratively practicable. If any participant or beneficiary receives an overpayment of shares or cash payable under the terms of any award for any reason, the Compensation Committee or its delegate shall have the right, in its sole discretion, to take whatever action it deems appropriate, including but not limited to the right to require repayment of such amount or to reduce future payments under the Omnibus Plan, to recover any such overpayment. Notwithstanding the foregoing, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and if the participant knowingly or through gross negligence engaged in the misconduct, or knowingly or through gross negligence failed to prevent the misconduct, or if the participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the participant shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the SEC of the financial document embodying such financial reporting requirement.

Withholding

The Omnibus Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. The Omnibus Plan also permits the Company to require a participant to remit to the Company an amount sufficient to satisfy any required withholding taxes. In lieu of cash, the Compensation Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

New Plan Benefits

The Compensation Committee has not yet made any determination with respect to awards that may be granted in the future pursuant to the Omnibus Plan.

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Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or by proxy at the annual meeting and entitled to vote on this proposal is required to approve the Omnibus Plan. Proxies solicited by the Board of Directors will be voted for approval of the Omnibus Plan unless shareholders specify otherwise in their proxies. Abstentions will have the same effect as a vote against approval of the Omnibus Plan. Broker non-votes should have no effect on the vote.

The Board of Directors recommends that shareholders vote FOR the approval of the Rocky Brands, Inc. 2014 Omnibus Incentive Plan.

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Information Concerning the Board of Directors and Corporate Governance

The Board of Directors of the Company held a total of five meetings during 2013. During 2013, each of the directors attended 75% or more of the total number of (i) meetings of the Board, and (ii) meetings of committees of the Board on which such director served.

Upon consideration of the criteria and requirements regarding director independence set forth in the Marketplace Rules of the NASDAQ Stock Market, the Board of Directors has determined that a majority of its members are independent. Specifically, the Board has determined that each of Messrs. Campbell, Corlett, Finn, Haning, Loveland, Rouda, and Stewart, meet the standards of independence established by Marketplace Rule 5605(a)(2).

The Company has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The members of the Audit Committee are Messrs. Corlett (Chairman), Haning, and Rouda. J. Patrick Campbell served as a member of the Committee until May 2013. The Board of Directors has determined that each of Messrs. Corlett, Haning, and Rouda are independent as independence is defined in Marketplace Rule 5605(a)(2) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and that the Audit Committee meets the composition requirements of Marketplace Rule 5605(c)(2). The Board of Directors has determined that Mr. Corlett meets the requirements of an “audit committee financial expert” as set forth in Section 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”).

The Audit Committee met ten times during 2013. The Audit Committee oversees and monitors management’s and the independent registered public accounting firm’s participation in the accounting and financial reporting processes and the audits of the financial statements of the Company. The Audit Committee has the responsibility to appoint, compensate, retain and oversee the work of the independent registered public accounting firm and to consult with the independent registered public accounting firm on matters relating to the scope of the audit, any non-audit assignments and related fees, the accounting principles used by the Company in financial reporting, internal financial auditing procedures, and the adequacy of the Company’s internal control procedures. The Audit Committee is governed by an Amended and Restated Audit Committee Charter, which is posted on the Company’s website at www.rockybrands.com. The Audit Committee Report relating to the 2013 fiscal year appears beginning on page 52.

The members of the Compensation Committee are Messrs. Campbell (Chairman), Stewart, and Finn. Harley E. Rouda, Jr. served as Chairman of the Committee until May 2013. The Board of Directors has determined that each of Messrs. Campbell, Stewart, and Finn are independent as independence is defined in Marketplace Rule 5605(a)(2). The Compensation Committee is governed by an Amended and Restated Compensation Committee Charter, which is posted on the Company’s website at www.rockybrands.com. The Compensation Committee met seven times during 2013. This Committee administers the 2004 Stock Incentive Plan, the 2012 Incentive Compensation Plan, and approves compensation for the Company’s executive officers. The Compensation Committee report relating to the 2013 fiscal year appears on page 51. For more information on the Compensation Committee, please refer to “Executive Compensation – Compensation Discussion and Analysis – The Compensation Committee,” beginning on page 27.

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The members of the Nominating and Corporate Governance Committee are Messrs. Finn (Chairman), Corlett, and Campbell. The Board of Directors has determined that each of Messrs. Finn, Corlett, and Campbell are independent as independence is defined in Marketplace Rule 5605(a)(2). The Nominating and Corporate Governance Committee Charter is posted on the Company’s website at www.rockybrands.com. The Nominating and Corporate Governance Committee met three times during 2013. The Nominating and Corporate Governance Committee oversees the director nomination process and reviews related party transactions. The Nominating and Corporate Governance Committee has the responsibility to identify and recommend individuals qualified to become directors.

When considering potential candidates, the Nominating and Corporate Governance Committee reviews the candidate’s character, judgment, and skills, including financial literacy, and experience in the context of the needs of the Board of Directors. Neither the Nominating and Corporate Governance Committee nor the Board of Directors has a formal policy with regard to the consideration of diversity in identifying director nominees; however, how a specific nominee contributes to the diversity of the Board of Directors is considered by both the Nominating and Corporate Governance Committee and the Board of Directors in determining candidates for the Board. The Committee and the Board consider diversity by identifying a nominee’s experience and background and determining how such experience and background will complement the overall makeup of the Board. The Committee and the Board prefer nominees who will contribute to a board that is diverse in terms of business training, experience across a range of industries, leadership, background, and education. The Company generally does not pay any third parties to identify or evaluate, or assist in identifying or evaluating, potential nominees.

The Nominating and Corporate Governance Committee considers the recommendations of shareholders regarding potential director candidates. In order for shareholder recommendations regarding possible director candidates to be considered by the Nominating and Corporate Governance Committee:

•	such recommendations must be provided to the Nominating and Corporate Governance Committee c/o Rocky Brands, Inc., 39 East Canal Street, Nelsonville, Ohio 45764, in writing at least 120 days prior to the date of the next scheduled annual meeting;

•	the nominating shareholder must meet the eligibility requirements to submit a valid shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

•	the nominating shareholder must describe the qualifications, attributes, skills, or other qualities of the recommended director candidate.

The Nominating and Corporate Governance Committee also has the responsibility to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and to administer and oversee the Company’s Code of Business Conduct and Ethics.

Mr. Sharp serves as the Chief Executive Officer, and Mr. Brooks serves as the Chairman of the Board of Directors. Although the Board does not have a lead independent director position, the Board believes that each incumbent director’s knowledge of the Company and industry as a result of his years of service on the Board, and the fact that each of the directors other than Mr. Brooks and Mr. Sharp is independent, allows the independent directors to provide appropriate independent oversight of management and to hold management accountable for the execution of strategy. The Board has determined that its leadership structure, including each of the committees of the Board, is appropriate because it allows for beneficial communication between the outside directors and the management of the Company and effective management of the oversight tasks required of the Board.

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Our Chief Executive Officer is responsible for providing day-to-day leadership and establishing the Company’s course of action for achieving performance goals, while the other independent directors provide strategic guidance. The Board of Directors believes that this structure helps facilitate the role of the independent directors in the oversight of the Company and the active participation of the independent directors in setting agendas and establishing priorities and procedures that work for the Board of Directors. The Chairman acts as a key liaison between the Board of Directors and management.

Our Chief Executive Officer and senior management are responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management, including general oversight of (i) the financial exposure of the Company, (ii) risk exposure as related to the overall Company portfolio and impact on earnings, (iii), oversight of information technology security and risk, and (iv) all systems, processes, and organizational structures and people responsible for finance and risk functions. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk management issues. Financial risks are overseen by the Audit Committee which meets with management to review the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures. Compensation risks are overseen by the Compensation Committee.

Members of the Company’s senior management report to the full Board of Directors about their areas of responsibility, including reports regarding risk within such areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting of risks is conducted as needed or as requested by the Board of Directors or its committees.

We believe that our board leadership structure promotes effective oversight of the Company’s risk management by providing unified leadership through a single person, while allowing for contributions from our independent Board members, all of whom are fully engaged in Board deliberations and decisions.

The Company’s Board of Directors welcomes communications from shareholders. Shareholders may send communications to the Board of Directors, or to any director in particular, c/o Rocky Brands, Inc., 39 East Canal Street, Nelsonville, Ohio 45764. Any correspondence addressed to the Board of Directors, or to any one of the Company’s directors in care of our offices is forwarded to the addressee without review by management.

It is the Company’s expectation that all members of the Board of Directors attend the Annual Meeting of Shareholders. All members of the Company’s Board of Directors were present at the Company’s 2013 Annual Meeting of Shareholders.

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Information Concerning Executive Officers

Executive Officers

In addition to Mike Brooks and David N. Sharp, the following individuals are executive officers of the Company:

James E. McDonald, 53, has served as Executive Vice President, Chief Financial Officer, and Treasurer of the Company and its Subsidiaries since January 2005, other than International and Creative Recreation for which he has served in these roles since October 2008 and December 2013, respectively. Prior to that, he served as Vice President and Chief Financial Officer of the Company from June 2001 and as Treasurer from August 2003 until January 2005. Mr. McDonald served as Vice President and Chief Financial Officer of Five Star and Lifestyle from February 2002 until January 2005 and of Rocky Canada from July 2003 until January 2005. He served as Treasurer of Five Star and Lifestyle from August 2003 until January 2005 and Rocky Canada from July 2003 until January 2005. Prior to joining the Company, from July 1996 until June 2001, Mr. McDonald served as Chief Financial Officer for two operating divisions of H.H. Brown, Inc., a wholly owned subsidiary of Berkshire-Hathaway, Inc., engaged in the footwear business. Mr. McDonald also served as Controller of Wright’s Knitwear Corporation, a privately held manufacturer of apparel.

Gary Adam, 52, has served as President, International Sales, of Rocky Brands International, LLC since March 2011. Prior to that, he served as the Senior Vice President and General Manager of Rocky Canada from March 2007 until March 2011 and of International from October 2008 until March 2011. From May 2006 until March 2007, Mr. Adam served as the General Manager of Rocky Canada. Mr. Adam previously held positions with the Canadian companies, Gredico Footwear, Baffin Footwear, and Kaufman Footwear.

Jason Brooks, 42, has served as President, U.S. Wholesale Sales, of Rocky Brands Wholesale, LLC since March 2011. Prior to that, he served as the Senior Vice President, U.S. Wholesale from August 2010 until March 2011. From September 2001 until August 2010, Mr. Brooks held various Vice President of Sales positions within the Company. He began his career with the Company in 1997 as an independent sales representative. Jason Brooks is the son of Mike Brooks.

Richard Simms, 40, has served as President, Retail Sales, of Lehigh Outfitters, LLC since March 2011. Prior to that, he served as Senior Vice President and General Manager of Lehigh from February 2007 until March 2011, as Senior Vice President, Sales of Lehigh from May 2006 until February 2007, and as Vice President, Key Accounts of Lehigh from October 2005 until May 2006. Mr. Simms began his career with Lehigh in 1994 and held various sales and operations positions with Lehigh until his appointment as Vice President, Key Accounts in October 2005.

Officers are elected annually by the Board of Directors and serve at its discretion. There are no family relationships among directors and executive officers of the Company, except as disclosed above.

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Principal Holders of Voting Securities

Ownership of Common Stock by Principal Shareholders

The following table sets forth information relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock:

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percent of Class(2)
Signia Capital Management, LLC 108 N Washington St, Ste 305 Spokane, WA 99201	385,835	(3)	5.13	%(3)

Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	534,527	(4)	7.11	%(4)

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(2)	“Percent of Class” is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company, plus the number of shares such person has the right to acquire within 60 days.

(3)	Based on information filed on Schedule 13G with the Securities and Exchange Commission on February 6, 2014, by Signia Capital Management, LLC.

(4)	Based on information filed on Schedule 13G/A with the Securities and Exchange Commission on February 10, 2014. Dimensional Fund Advisors LP (“Dimensional”) furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Company owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds.

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Ownership of Common Stock by Management

The following table sets forth information regarding beneficial ownership of the Company’s common stock by each nominee for director, each director, each of the Company’s executive officers named in the Summary Compensation Table, and the directors and executive officers of the Company as a group as of February 28, 2014:

Name	Number of Shares Beneficially Owned(1)	Percent of Class(1)

Gary Adam	0	*
Jason Brooks	8,035	*
Mike Brooks	331,355	4.4%
J. Patrick Campbell	27,736	*
Glenn E. Corlett	18,546	*
Michael L. Finn	27,802	*
G. Courtney Haning	20,802	*
Curtis A. Loveland	105,201	1.4%
James E. McDonald	50,050	*
Harley E. Rouda, Jr.	31,981	*
David N. Sharp	51,381	*
Richard Simms	2,000	*
James L. Stewart	22,225	*
All directors and executive officers as a group (13 persons)	697,114	10.2%

*	indicates less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported. “Percent of Class” is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on February 28, 2014, plus the number of shares such person has the right to acquire within 60 days of February 28, 2014.

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Executive Compensation

The following information provides discussion, analysis and data tables regarding the compensation of our named executive officers (“NEOs”), who are those officers listed in our Summary Compensation Table on page 35.

Compensation Discussion and Analysis

We have prepared this Compensation Discussion and Analysis (“CD&A”) to provide you with our perspective on executive compensation so that you may understand our compensation policies and our decisions regarding compensation for our NEOs. We recommend that you review the various executive compensation tables below in conjunction with this CD&A. Unless otherwise noted, the policies, plans and other information in this CD&A apply to all of our NEOs. Our CD&A covers the following topics:

•	the role of the Compensation Committee in setting executive compensation;

•	our compensation philosophy and its underlying principles – including the objectives of our executive compensation program and what it is designed to reward;

•	our process for setting executive compensation; and

•	the elements of our executive compensation program – including a discussion of why we choose to pay each element of compensation, how we determine the amount of such element, and how each element fits into our overall compensation objectives and “total compensation” for our NEOs.

The Compensation Committee

The Compensation Committee (referred to in this CD&A as the “Committee”) was appointed by our Board of Directors and is governed by a written charter that is available in the corporate governance section of our website, www.rockybrands.com. The Committee members are J. Patrick Campbell, Chairman, Michael L. Finn, and James L. Stewart. Harley E. Rouda, Jr. served as Chairman of the Committee until May 2013. Our Board of Directors has determined that each of the Committee members is independent under the standards of independence established by Marketplace Rule 5605(a)(2). In addition, each of the Committee members is a “non-employee” director as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and an “outside director” as defined by the Internal Revenue Code.

Pursuant to its charter, the Committee has the authority and responsibility to:

•	review and approve on an annual basis the corporate goals and objectives with respect to compensation for the chief executive officer and evaluate at least once a year the chief executive officer’s performance in light of these established goals and objectives and based upon these evaluations have sole authority to set the chief executive officer’s annual compensation, including salary, bonus, incentive, and equity compensation;

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•	in determining the incentive component of the chief executive officer’s compensation, consider the Company’s performance and relative stockholder return, the value of similar incentive awards given to chief executive officers at comparable companies, the awards given to the Company’s chief executive officer in past years, and the results of the most recent stockholder advisory vote on executive compensation (“Say on Pay Vote”) required by Section 14A of the Exchange Act;

•	review and approve on an annual basis the evaluation process and compensation structure for all of the Company’s non-CEO executive officers and evaluate the performance of such executive officers and approve the annual compensation, including salary, bonus, incentive, and equity compensation, for such executive officers, considering the results of the most recent Say on Pay Vote;

•	review and approve on an annual basis the compensation structure for any other employee of the Company who is a family member of an executive officer or director of the Company and evaluate the performance of such family member employees and approve the annual compensation, including salary, bonus, incentive, and equity compensation, for such family member employees;

•	review and make recommendations to the Board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the chief executive officer and other executive officers;

•	review and recommend to the Board the compensation for Board members;

•	meet to review and discuss with management the CD&A required by the rules and regulations of the SEC and recommend to the Board whether the CD&A should be included in the Company’s proxy statement or other applicable SEC filings;

•	produce an annual report on executive compensation for inclusion in the proxy statement or annual report on Form 10-K as the Compensation Committee Report, which will state whether the Committee reviewed and discussed with management the CD&A, and whether, based on such review and discussion, the Committee recommended to the Board that the CD&A be included in the Company’s proxy statement or other applicable SEC filing;

•	review the Company’s compensation programs and plans, including, but not limited to, the Company’s incentive compensation, equity-based, retirement, and other benefit plans and recommend changes in such plans to the Board and exercise all the authority of the Board with respect to the administration of such plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted, and the terms and conditions applicable to each award or grant, subject to the provisions of each plan;

•	in reviewing and making recommendations regarding incentive compensation plans and equity-based plans, including whether to adopt, amend or terminate any such plans, consider the results of the most recent Say on Pay Vote; and

•	review the charter periodically for adequacy and recommend to the Board any necessary changes.

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The Committee has the sole authority, to the extent it deems necessary or appropriate, to retain any compensation consultant to assist in the evaluation of executive compensation and has the sole authority to approve any such firm’s fees. The Committee also has the authority to obtain the advice of and assistance from internal or external legal, accounting or other advisors, and may request any officer or employee of our Company, our outside counsel or independent registered public accounting firm to attend a meeting of the Committee or meet with any member of, or consultants to, the Committee. The Committee will evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. Any compensation consultant retained by the Committee to assist with its responsibilities relating to executive compensation will not be retained by the Company for any compensation or other human resource matters.

The Committee meets as often as its members deem necessary to discharge its duties and responsibilities and held seven meetings during fiscal 2013. The Chairman of the Committee works in conjunction with our Chairman, Chief Executive Officer and Chief Financial Officer to establish the meeting agenda. The Committee typically meets with the Chairman, Chief Executive Officer, Chief Financial Officer and outside legal advisors and, where appropriate, other executive officers of our Company. In addition, the Committee regularly meets in executive session without management. Generally, the Committee receives and reviews materials in advance of each meeting. These materials include information that management believes will be helpful to the Committee as well as materials that the Committee has specifically requested.

Compensation Philosophy

The philosophy of the Committee is to make compensation decisions based on an executive compensation program that is designed to meet the following objectives:

•	to attract and retain qualified executives;

•	to reward current and past individual performance;

•	to provide short-term and long-term incentives for superior future performance;

•	to align compensation policies to further shareholder value; and

•	to relate total compensation to individual performance and performance of our Company.

The Committee believes that an executive compensation program designed with these objectives in mind has a direct impact on the success of the business by helping to ensure we have qualified executive talent in the right positions at the right time. Our executive compensation program helps ensure that our leadership group is focused on performing effectively to deliver results and build long-term shareholder value.

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The Committee periodically reviews the compensation programs and policies that apply to all of our employees and has determined that such programs and policies are not reasonably likely to have a material adverse effect on us. Additionally, in establishing and reviewing the executive compensation programs, the Committee considers whether the programs encourage unnecessary or excessive risk taking and has determined that they do not. The Committee also considered the result of the 2013 advisory, non-binding “say-on-pay” vote in connection with the discharge of its responsibilities. Because over 97% of the votes cast approved the compensation for our NEOs described in our 2013 proxy statement, the Committee determined that no changes to our compensation programs were warranted as a result of the shareholder advisory vote.

Compensation Tax Philosophy

Internal Revenue Code Section 162(m) bars a deduction to any publicly held corporation for compensation paid to a “covered employee” in excess of $1 million per year unless objective performance criteria are set by the Committee prior to or within 90 days after the beginning of a performance period but in no event after 25% of the performance period has elapsed (or such earlier or later date as is permitted by Section 162(m)). Generally, we intend that compensation paid to NEOs shall be deductible to the fullest extent permitted by law. We may make payments that are not fully deductible if, in our judgment, such payments are necessary to achieve our compensation objectives and to protect shareholder interests.

Compensation Committee Process for Determining Executive Compensation

A substantial amount of the Committee’s annual cycle of work relates to the determination of compensation for our executive officers, including our Chief Executive Officer. Generally, during or prior to the first quarter of our fiscal year, the Committee makes determinations of base cash compensation, incentive compensation percentages for the year, and equity grants for executive officers, including our Chief Executive Officer. For a discussion of each individual element of compensation and how it is specifically determined, refer to “Compensation Program Elements” below.

Although many compensation decisions are made near the beginning of the first quarter of the fiscal year, our compensation planning process is not a rigid yearly process with fixed beginning and end points. Rather, compensation decisions are designed to promote our compensation philosophy and principles throughout the year. The Committee believes that evaluation of executive performance, business and succession planning, and consideration of our business environment are year-round processes, and the Committee members monitor these as such.

Our Chief Executive Officer is not permitted to be present during deliberations or voting on his compensation. During this process, the Committee reviews and approves any new corporate goals and objectives with respect to compensation for our Chief Executive Officer. In light of the established goals and objectives, the Committee evaluates the performance of the Chief Executive Officer and, based upon these evaluations, sets the Chief Executive Officer’s compensation. The Compensation Committee also reviews and approves on an annual basis the evaluation and compensation structure for the Company’s other executive officers, including approval of salary, bonus, incentive, and equity compensation. Our Chief Executive Officer is present and provides input at the meetings and deliberations on the compensation of the Company’s other executive officers but is not permitted to be present at the vote.

Compensation Program Elements

In fiscal 2013, our NEOs received the following elements of compensation:

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•	salary;

•	non-equity incentive compensation;

•	retirement benefits; and

•	health and welfare benefits.

The Committee carefully considered and chose each compensation program element as a critical component in a comprehensive “total compensation” package. Each element is intended to reward and motivate executives in different ways consistent with our overall compensation principles and philosophy. Each of the elements has a critical relationship with one another with each focusing on and rewarding different areas. These elements are necessary for us to achieve our compensation program objectives.

(1)	Salary:

Salary is utilized to compensate our executive officers for services rendered during the fiscal year. The Committee annually reviews and approves the compensation package of each NEO, including salary. The Committee considers an individual’s qualifications and experience in setting an executive’s salary. In determining salary increases, the Committee considers the size and responsibility of the individual’s position and the individual’s overall performance and future potential. The Committee considers these factors subjectively in the aggregate. Because the Committee believes that each of the factors is significant, the Committee does not assign a formula weight to any single factor in determining a salary increase.

Please refer to the “Salary” column in the Summary Compensation Table on page 35 for more information on each NEO’s salary for fiscal 2013.

(2)	Non-Equity Incentive Compensation:

Non-equity incentive compensation (“IC”) for our NEOs is determined under an annual incentive compensation plan (the “IC Plan”) that is designed and approved by the Committee. Our IC Plan is designed to provide a competitive cash compensation program for recruiting and retaining executive talent and a short-term incentive and reward program that aligns pay with performance and motivates our executives to achieve results. The IC Plan pays cash awards based upon the achievement of key corporate objectives. In December 2012, the Committee designed and approved an IC Plan for the fiscal year ending December 31, 2013 (the “2013 Plan”).

When setting IC, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. The Committee considers these factors subjectively in the aggregate. IC is based on base salary and a corresponding percentage of all IC payouts if Company performance goals are met. Payment of IC is prorated based on the performance level achieved. The Committee establishes the financial performance goals under the IC Plan for the fiscal year. These goals are generally determined near the beginning of the year and are based on an analysis of historical performance and growth expectations for our business, expectations of the public markets, and progress toward achieving our long-range strategic plan for the business.

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The Committee determined that the performance criterion under the 2013 Plan would be the average of the previous five years EBITDA, excluding the highest and lowest EBITDA for the previous five years, and excluding (i) IC payouts, (ii) capital expenditures, and (iii) gains or losses or charges or adjustments resulting from unusual one-time events, such as intangible assets or goodwill impairment charges and charges or gains resulting from changes in accounting policies, as determined by the Committee (“Adjusted EBITDA”). The threshold amount for IC payouts under the 2013 Plan was set at 85% of the Adjusted EBITDA, provided, however, that the threshold amount was not permitted to be less than was necessary to cover all financial covenants and debt obligations (the “Threshold Amount”). Next, 30% of the Adjusted EBITDA in excess of the Threshold Amount was pooled to be allocated among the participants (the “IC Pool”). The IC Pool was allocated among participants based on the relative base compensation of the participant times an assigned base compensation multiplier (the “Multiplier Salary”), which product for each participant would then be compared to and calculated as a percentage of the total of the Multiplier Salary for all participants in the 2013 Plan. The Committee approved the following payout opportunities based on the specified Adjusted EBITDA:

Payout Opportunities as a Percentage of IC Pool
at Threshold/Target

David N. Sharp	35.99%
James E. McDonald	16.97%
Mike Brooks	2.98%
Jason Brooks	6.25%
Richard Simms	6.06%
Gary Adam	5.79%

The bonuses payable to any of Messrs. M. Brooks, Sharp and McDonald were to be computed solely based on the Company’s Adjusted EBITDA in excess of the Threshold Amount (the “Company Bonus Performance”). The payment of 70% of any bonuses payable to Messrs. J. Brooks, Simms, and Adam were conditioned on the Company Bonus Performance and 30% of such bonuses were conditioned upon individual objective financial or operational criteria.

If and to the extent that any bonus had been earned by and payable to any of Messrs. Sharp, McDonald, J. Brooks, Simms, and Adam, 75% of the bonus was to be paid in cash and 25% of the bonus was to be paid in restricted shares of the Company’s common stock (the “Restricted Bonus Shares”). The number of Restricted Bonus Shares was to be determined by dividing 25% of the total bonus amount (subject to the bonus cap) by the closing price of the Company’s common stock less 15% on the date of the Compensation Committee’s certification of the bonus pool and payments thereunder.

No IC was earned under the 2013 Plan.

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(3)	All Other Compensation:

The “All Other Compensation” column in our Summary Compensation Table on page 35 primarily consists of these items:

•	annual employer contributions into the retirement/401(k) plan; and

•	employer-paid premiums for life insurance.

(a)	Retirement and 401(k) Plan:

We sponsor a qualified retirement and 401(k) plan for eligible employees (the “Retirement Plan”). The Retirement Plan allows NEOs to defer a portion of their total cash compensation (up to IRS limits) into this retirement account on a pre-tax basis. Our NEOs do not receive a Company match on any money they defer into the Retirement Plan. We make an annual contribution into the Retirement Plan for eligible employees, including NEOs, of three percent of applicable salary.

These annual employer contribution amounts to NEOs are included in the Summary Compensation Table’s “All Other Compensation” column on page 35 below.

(b)	Employer-Paid Premiums for Life Insurance:

We provide each of our NEOs with basic group term life insurance with a death benefit of $150,000. This is a relatively inexpensive benefit that we offer to our executives. This element of compensation, though relatively small, provides one additional item to the overall compensation package which strengthens our ability to recruit and retain talented executives.

We also provide Messrs. Brooks, Sharp, and McDonald with individual term life insurance policies that have death benefits of $1,000,000, $500,000 and $500,000, respectively, to be paid to each individual’s beneficiary in the event of his death.

We also provide Mr. Brooks with compensation to cover the premiums under an insurance policy that was previously a split-dollar arrangement. The split-dollar arrangement was terminated in 2002. We have agreed to pay Mr. Brooks $80,000 per year through 2014 in order to restore the cash value of the insurance policy to what it would have been if the split-dollar arrangement had not been terminated.

For specific premium amounts paid, please refer to the Summary Compensation Table’s “All Other Compensation” column and footnotes below on page 35.

(c)	Employment Agreements:

We have entered into employment agreements with each of Messrs. M. Brooks, Sharp, McDonald, Adam, J. Brooks, and Simms. For a discussion of these agreements, please refer to “Agreements with NEOs and Potential Payments upon Termination or Change in Control” beginning on page 39 below.

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(4)	Health and Welfare Benefits:

In addition to the compensation and benefits programs discussed in this proxy statement, we offer our employees, including our NEOs, a comprehensive benefits program. This program is designed to provide the employees and their families with competitive coverage at competitive rates. We strive to provide the employees with appropriate health benefits (medical, pharmacy, dental, and vision) to help protect the physical, mental, and financial health of our employees and their immediate families.

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Summary Compensation Table

The following table sets forth certain information regarding compensation paid during the Company’s last complete fiscal year to the Company’s named executive officers (“NEOs”) for the 2013 fiscal year and Gary Adam. For a discussion of the various elements of compensation provided in the table below, please refer to the discussion of our various compensation elements in our Compensation Discussion & Analysis under the heading “Compensation Program Elements” beginning on page 30 above.

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2013

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)

Mike Brooks	2013	200,000	—	—	—	—	—	85,833	285,833
Executive	2012	200,000	—	—	—	—	—	88,620	288,620
Chairman(3)	2011	475,000	—	—	—	311,974	1,119,624	84,584	1,991,182

David Sharp	2013	483,100	—	—	—	—	—	36,409	519,509
President and Chief	2012	475,000	—	—	—	—	—	36,032	511,032
Executive Officer(3)	2011	475,000	—	—	—	250,400	114,657	37,013	859,570

James E. McDonald	2013	325,500	—	—	—	—	—	36,109	361,609
Executive Vice	2012	320,000	—	—	—	—	—	35,397	355,397
President, Chief	2011	320,000	—	—	—	140,114	67,353	35,285	562,752
Financial Officer,
and Treasurer

Jason Brooks(4)	2013	209,600	—	—	—	—	—	8,384	217,984
President, U.S.	2012	206,000	—	—	—	—	—	9,173	215,173
Wholesale Sales	2011	200,000	—	—	—	43,786	25,156	9,173	278,115

Richard Simms(4)	2013	203,400	—	—	—	—	—	8,136	211,536
President, Retail	2012	200,000	—	—	—	—	—	9,248	209,248
Sales	2011	190,000	—	—	—	41,596	—	9,133	240,729

Gary Adam(4)	2013	194,300	—	—	—	—	—	7,772	202,072
President,	2012	191,000	—	—	—	—	—	9,260	200,260
International Sales	2011	187,903	—	—	—	40,502	—	50,777	279,182

(1)	At the end of 2011, the Company made a decision to fully fund and terminate its Restated Retirement Plan for Non-Union Employees. As a result, all participants with a vested balance in the plan were paid their accrued balance due from the plan before December 31, 2011. The amounts shown for Messrs. M. Brooks, Sharp, McDonald and J. Brooks are a result of this termination. Messrs. Simms and Adam did not have an accrued benefit under this plan.

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(2)	The amounts shown under “All Other Compensation” for Messrs. M. Brooks, Sharp, McDonald, J. Brooks, Simms, and Adam include the following payments:

2011: $80,000, $26,028, $26,096, $0, $0 and $0, respectively, reflecting life insurance premiums paid by the Company and $4,584, $10,985, $9,189, $9,173 $9,133, and $3,083, respectively, reflecting employer contributions to the 401(k) retirement plan. Mr. Adam’s 2011 amount reflected $47,694 in moving expenses paid on his behalf.

2012: $78,000, $26,028, $26,096, $0, $0 and $0, respectively, reflecting life insurance premiums paid by the Company and $10,620, $10,004, $9,301, $9,173 $9,248, and $9,260, respectively, reflecting employer contributions to the 401(k) retirement plan.

2013: $78,000, $26,344, $26,344, $0, $0 and $0, respectively, reflecting life insurance premiums paid by the Company and $7,833, $10,065, $9,765, $8,384, $8,136 and $7,772, respectively, reflecting employer contributions to the 401(k) retirement plan.

(3)	Mr. Brooks retired as chief executive officer on July 1, 2011. Mr. Sharp served as chief operating officer until replacing Mr. Brooks as chief executive officer on July 1, 2011.

(4)	Messrs. J. Brooks, Simms, and Adam became executive officers of the Company in March 2011.

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Grants of Plan-Based Awards for Fiscal Year 2013

The following table provides certain information concerning each grant of an award made to the listed officers in the last completed fiscal year under any plan:

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL YEAR 2013

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)(1)	Target ($)(2)	Maximum ($)

Mike Brooks	n/a	0	66,809	70,000

David Sharp	n/a	0	798,185	966,200

James E. McDonald	n/a	0	376,457	390,600

Jason Brooks	n/a	0	138,522	157,200

Richard Simms	n/a	0	134,424	152,550

Gary Adam	n/a	0	128,410	145,725

(1)	If the threshold amount is not exceeded, the award is 0.

(2)	Represents the compensation that would be paid if the Company achieved the EBITDA budgeted for the 2013 fiscal year. See “Non-Equity Incentive Compensation” in the CD&A on page 31 for more information regarding IC payouts under the 2013 Plan. If and to the extent that any bonus had been earned by and payable to any of Messrs. Sharp, McDonald, J. Brooks, Simms, and Adam, 75% of the bonus was to be paid in cash and 25% of the bonus was to be paid in Restricted Bonus Shares. The number of Restricted Bonus Shares was to be determined by dividing 25% of the total bonus amount (subject to the bonus cap) by the closing price of the Company’s common stock less 15% on the date of the Compensation Committee’s certification of the bonus pool and payments thereunder.

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Agreements with NEOs and Potential Payments Upon Termination or Change in Control

On June 12, 2009, we entered into an employment agreement with each of Mike Brooks, then Chief Executive Officer, David Sharp, then President and Chief Operating Officer, and James E. McDonald, Executive Vice President, Chief Financial Officer, and Treasurer, all of which agreements were in effect during Fiscal 2013 (the “Prior Employment Agreements”). Jason Brooks, Richard Simms, and Gary Adam did not have employment agreements during Fiscal 2013. Effective January 2, 2014, we entered into new employment agreements (the “2014 Employment Agreements”) with each of Mike Brooks, David Sharp, James McDonald, Jason Brooks, Richard Simms, and Gary Adam (collectively, the “Executives”). The following summary of the Prior Employment Agreements includes a discussion of new or different provisions in the 2014 Employment Agreements where applicable.

Each Executive’s employment is at will, which means that subject to the terms of his employment agreement, either the Company or the Executive may terminate the Executive’s employment at any time for any reason or for no reason.

In exchange for performing the duties and responsibilities customarily performed by persons employed in a similar executive capacity, each Executive is entitled to an annual base salary, which may be decreased up to 20%, or increased, subject to the approval of the Board of Directors. Under his 2014 Employment Agreement, Mr. M. Brooks’ employment as Executive Chairman of the Board of Directors is contingent on his election as a member of the Board. Each Executive is also entitled to participate in additional compensation and employee benefit plans as are made available to similarly situated executives.

The Executives agree to maintain the confidential information of the Company and to assign all inventions to the Company, and the Executives will not compete with the Company for 12 months following termination of employment for any reason (six months for Messrs. J. Brooks, Simms, and Adam) or solicit the employees of the Company for 12 months following termination of employment for any reason.

In the event of termination of an Executive by the Company for cause or due to the Executive’s death or disability (as defined in each employment agreement), or by the Executive for any reason, the Company will pay the Executive only the earned but unpaid portion of his base salary through the termination date.

Cause is defined in each employment agreement to include:

•	commission of an act of dishonesty involving the Company, its business or property, including, but not limited to, misappropriation of funds or any property of the Company;

•	engagement in activities or conduct clearly injurious to the best interests or reputation of the Company;

•	willful and continued failure substantially to perform duties (other than as a result of physical or mental illness or injury), after the Board of Directors delivers a written demand for substantial performance that specifically identifies the manner in which the Board believes the Executive has substantially not performed his duties;

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•	illegal conduct or gross misconduct that is willful and results in material and demonstrable damage to the business or reputation of the Company;

•	the clear violation of any of the material terms and conditions of the employment agreement or any other written agreement or agreements the Executive has with the Company (following 30 days’ written notice from the Company specifying the violation and the Executive’s failure to cure such violation within such 30-day period);

•	the clear violation of the Company’s code of business conduct or the clear violation of any other rules of behavior as may be provided in any employee handbook which would be grounds for dismissal of any employee of the Company; or

•	commission of a crime which is a felony, a misdemeanor involving an act of moral turpitude, or a misdemeanor committed in connection with employment by the Company.

In the event an Executive is terminated by the Company without cause, the Company will pay the Executive the earned but unpaid portion of his base salary through the termination date, and will continue to pay his base salary for an additional 12 months (six months for Messrs. J. Brooks, Simms, and Adam); provided, however, any such payments will immediately end if the Executive is in violation of his obligations under his employment agreement or if the Company learns of any facts that would have been grounds for termination for cause. Such payments will be reduced by 50% if the Executive becomes employed or self-employed. Additionally, the Company will pay the Executive any unearned bonus for a completed bonus period and a pro-rated bonus, if any, for such bonus that would have been payable had the Executive remained employed throughout the bonus period, based on the actual performance of the Company.

Under Mr. M. Brooks’ 2014 Employment Agreement, the Company will continue to pay his base salary following a termination without cause until the later of the six month anniversary of the effective date of the termination or January 1, 2015 (as opposed to the 12-month severance period described above under his Prior Employment Agreement), regardless of if Mr. M. Brooks becomes employed or self-employed during that period.

The Prior Employment Agreements provide that if Mr. Sharp terminated his employment with the Company within 60 days of the election of an individual other than Mr. Sharp or Mr. M. Brooks as Chief Executive Officer of the Company, then such termination would have been treated as a termination by the Company without cause. Also, if Mr. McDonald terminated his employment with the Company within 90 days of election of an individual other than Mr. M. Brooks or Mr. Sharp as Chief Executive Officer of the Company, he was required to provide the Company with 90 days’ advance written notice and agree to continue working for the Company during the 90-day notice period; provided, however, that upon receipt of such notice of termination the Company could have restricted his access to the Company’s offices, employees, customers, suppliers, properties, and confidential information during the 90-day notice period or could have agreed with him that his termination date would be prior to the end of the 90-day notice period. In the event of a termination under these circumstances, Mr. McDonald’s termination would have been treated as a termination by the Company without cause. The Company could have, in its sole discretion, chose to waive the noncompetition provisions of the employment agreement, in which case the Company’s sole obligation would have been to pay Mr. McDonald the earned but unpaid portion of his base salary through the termination date, including the 90-day notice period. The 2014 Employment Agreements do not contain these provisions.

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Finally, in the event Messrs. M. Brooks, Sharp, or McDonald is terminated within 13 months following a Change in Control other than for disability or cause, or he terminates for good reason within such period (or for any reason in the thirteenth month following a Change in Control for Mr. M. Brooks under his Prior Employment Agreement but not under his 2014 Employment Agreement), then the Company will pay him any earned but unpaid portion of his base salary and any bonus, incentive compensation or any other benefit to which he is entitled under the employment agreement, plus three times for Mr. M. Brooks (under his Prior Employment Agreement only), two times for Mr. Sharp (2.5 times under his 2014 Employment Agreement), and 1.5 times for Mr. McDonald, an amount equal to 20% of his base salary and any incentive bonus compensation during each of the most recent five taxable years, excluding the value of certain stock options, restricted stock awards, contributions to qualified plans, and other fringe benefits or perquisites, and subject to additional restrictions provided in each employment agreement. This calculation is not applicable to Mr. M. Brooks under his 2014 Employment Agreement and he is instead entitled to an amount equal to his then effective base salary. None of the 2014 Employment Agreements for Messrs. J. Brooks, Simms, or Adam have provisions regarding payments for termination following a change in control.

The total amount paid to Messrs. M. Brooks, Sharp, or McDonald as a result of termination following a Change in Control may not exceed 1% for Mr. M. Brooks (under his Prior Employment Agreement only), 0.67% for Mr. Sharp (1% under his 2014 Employment Agreement), or 0.5% for Mr. McDonald, of the aggregate valuation (as defined in each employment agreement) of the consideration exchanged in the Change in Control or the fair market value of the Company’s equity securities at the time of a Change in Control. This provision is not applicable to Mr. M. Brooks under his 2014 Employment Agreement and is therefore not included. In addition, all of Messrs. M. Brooks, Sharp, or McDonald’s outstanding stock options and restricted stock awards will become 100% vested and exercisable, and the Company will maintain for 12 months (or until he begins new employment, if earlier) all life insurance, medical, health and accident, and disability plans or programs to which he is entitled.

Good Reason is defined in each employment agreement for Messrs. M. Brooks, Sharp, and McDonald to include:

•	a material change in status, position or responsibilities which does not represent a promotion from existing status, position or responsibilities as in effect immediately prior to the Change in Control; the assignment of any duties or responsibilities or the removal or termination of duties or responsibilities (except in connection with the termination of employment for total and permanent disability, death, or cause, or by Messrs. M. Brooks, Sharp, or McDonald other than for good reason), which are materially inconsistent with such status, position or responsibilities;

•	a reduction in base salary or the Company’s failure to increase (within twelve months of the last increase in base salary) base salary after a Change in Control in an amount which at least equals, on a percentage basis, the average percentage increase in base salary for all executive and senior officers of the Company, in like positions, which were effected in the preceding twelve months;

•	the relocation of the Company’s principal executive offices to a location more than 75 miles from Nelsonville, Ohio or the relocation of Messrs. M. Brooks, Sharp, or McDonald’s regular office assignment by the Company to any place outside of a 15 mile radius of Nelsonville, Ohio, except for required travel on the Company’s business to an extent consistent with business travel obligations at the time of a Change in Control;

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•	the failure of the Company to continue in effect, or continue or reduce the Messrs. M. Brooks, Sharp, or McDonald’s participation in, on a percentage basis, by more than the average percentage decrease for all executive and senior officers of the Company, in like positions, which were effected in the preceding twelve months, any incentive, bonus or other compensation plan in which he participates, including but not limited to the Company’s stock option plans, unless an equitable arrangement has been made or offered with respect to such plan in connection with the Change in Control;

•	the failure by the Company to continue to provide benefits substantially similar to those enjoyed under any of the Company’s pension, profit sharing, life insurance, medical, dental, health and accident, or disability plans at the time of a Change in Control, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits at the time of the Change in Control, or the failure by the Company to provide the number of paid vacation and sick leave days in accordance with the Company’s normal vacation policy in effect;

•	the failure of the Company to obtain a satisfactory agreement from any successor or assign of the Company to assume and agree to perform the employment agreement;

•	any request by the Company that Messrs. M. Brooks, Sharp, or McDonald participate in an unlawful act or take any action constituting a breach of a professional standard of conduct; or

•	any breach of the employment agreement by the Company.

Under his Prior Employment Agreement, Good Reason for Mr. Sharp also included the election of an individual other than him or Mr. M. Brooks as Chief Executive Officer of the Company, so long as Mr. Sharp gave the Company notice of his termination of employment between 60 days and 120 days after such election. This provision is not included in Mr. Sharp’s 2014 Employment Agreement.

Aggregate Valuation is defined in each employment agreement for Messrs. M. Brooks, Sharp, and McDonald (except Mr. M. Brooks’ 2014 Employment Agreement) to mean the total amount of all cash, securities, contractual arrangements and other properties paid in connection with a Change in Control, or the fair market value of the Company’s equity securities at the time of a Change in Control, depending on how the Change in Control is effected. Aggregate valuation could also include (depending on how the Change in Control is effected):

•	the amount of any short-term debt and long-term liabilities of the Company;

•	the value of any current assets not purchased, minus the value of any current liabilities not assumed;

•	the fair market value of the equity securities of the Company retained by the Company’s security holders following a Change in Control; and

•	any securities received by the Company’s security holders in exchange for or in respect of securities of the Company following a Change in Control.

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Change in Control is defined in each employment agreement for Messrs. M. Brooks, Sharp, and McDonald to include the following:

•	any person or group shall acquire beneficial ownership of shares of the outstanding stock of any class or classes of the Company which results in such person or group possessing more than 50% of the total voting power of the Company’s outstanding voting securities ordinarily having the right to vote for the election of directors of the Company;

•	as the result of, or in connection with, any tender or exchange offer, merger or other business combination, the owners of the voting shares of the Company outstanding immediately prior to such transaction own less than a majority of the voting shares of the Company after the transaction;

•	during any period of two consecutive years during the term of the employment agreement, individuals who at the beginning of such period constitute the Board of Directors of the Company (or who take office following the approval of a majority of the directors then in office who were directors at the beginning of the period) cease for any reason to constitute a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors of the Company representing at least one-half of the directors then in office who were directors at the beginning of the period; or

•	the sale, exchange, transfer, or other disposition of all or substantially all of the assets of the Company shall have occurred.

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Potential Payments upon Termination or Change in Control Table

Potential payments upon termination or Change in Control under the Prior Employment Agreements with our NEOs are shown in the tables below. We have used estimates where it is not possible to give a precise dollar amount for the potential payments. The estimates assume that the triggering event took place on December 31, 2013, the last day of the Company’s prior fiscal year. No tables are shown for Messrs. J. Brooks, Simms, or Adam because no employment agreement was in effect for these executives on December 31, 2013. In the tables below, we have assumed that all accrued base salary has been paid as of the termination date.

POTENTIAL PAYMENTS TO MR. M. BROOKS UNDER PRIOR EMPLOYMENT AGREEMENT

Executive Benefits and Payments Upon Termination	Termination by Company with Cause or by Executive for any Reason ($)	Termination by Company without Cause ($)		Termination upon Death or Disability ($)	Termination by Company without Cause or by Executive with Good Reason Following Change in Control ($)

Compensation:

Base Salary	—	200,000	(1)	—	—
Incentive Compensation Plan (accrued but unpaid)	—	—		—	—
Change in Control Payment	—	—		—	1,547,242	(2)

Benefits:

Health	—	—		—	17,085
Life	—	—		—	57,324
Disability	—	—		—	760

Total value:	—	200,000		—	1,622,411	(3)

(1)	Payable over a period of 12 months following the termination date. Under the 2014 Employment Agreement, such amount is payable until the later of the six month anniversary of the effective date of the termination or January 1, 2015.

(2)	This payment may not exceed 1% of the aggregate valuation of the consideration exchanged in the Change in Control or the fair market value of the Company’s equity securities at the time of the Change in Control. One-half of such amount payable in one lump sum within 30 days after termination of employment following a Change in Control and one-half of such amount payable in 12 monthly payments commencing 60 days following termination.

Under the 2014 Employment Agreement the 1% limit is not applicable and not included. Instead, the relevant payment is equal to Mr. M. Brooks’ then effective base salary. One-half of such amount is payable in one lump sum within 30 days after termination of employment following a Change in Control and one-half of such amount is payable in six monthly payments commencing 60 days following termination.

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(3)	In addition, all outstanding stock options and restricted stock awards issued shall become 100% vested and thereafter exercisable in accordance with such governing stock option or restricted stock agreements and plans.

POTENTIAL PAYMENTS TO MR. SHARP UNDER PRIOR EMPLOYMENT AGREEMENT

Executive Benefits and Payments Upon Termination	Termination by Company with Cause or by Executive for any Reason ($)	Termination by Company without Cause ($)		Termination upon Death or Disability ($)	Termination by Company without Cause or by Executive with Good Reason Following Change in Control ($)

Compensation:

Base Salary	—	483,100	(1)	—	—
Incentive Compensation Plan (accrued but unpaid)	—	—		—	—
Change in Control Payment	—	—		—	1,108,295	(2)

Benefits:

Health	—	—		—	24,176
Life	—	—		—	25,324
Disability	—	—		—	760

Total value:	—	483,100		—	1,158,555	(3)

(1)	Payable over a period of 12 months following the termination date.

(2)	This payment may not exceed 0.67% (1% under his 2014 Employment Agreement) of the aggregate valuation of the consideration exchanged in the Change in Control or the fair market value of the Company’s equity securities at the time of the Change in Control. One-half of such amount payable in one lump sum within 30 days after termination of employment following a Change in Control and one-half of such amount payable in 12 monthly payments commencing 60 days following termination.

(3)	In addition, all outstanding stock options and restricted stock awards issued shall become 100% vested and thereafter exercisable in accordance with such governing stock option or restricted stock agreements and plans.

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POTENTIAL PAYMENTS TO MR. MCDONALD UNDER PRIOR EMPLOYMENT AGREEMENT

Executive Benefits and Payments Upon Termination	Termination by Company with Cause or by Executive for any Reason ($)	Termination by Company without Cause ($)		Termination upon Death or Disability ($)	Termination by Company without Cause or by Executive with Good Reason Following Change in Control ($)

Compensation:

Base Salary	—	325,500	(1)	—	—
Incentive Compensation Plan (accrued but unpaid)	—	—		—	—
Change in Control Payment	—	—		—	559,547	(2)

Benefits:

Health	—	—		—	24,176
Life	—	—		—	24,324
Disability	—	—		—	760

Total value:	—	325,500		—	608,807	(3)

(1)	Payable over a period of 12 months following the termination date.

(2)	This payment may not exceed 0.5% of the aggregate valuation of the consideration exchanged in the Change in Control or the fair market value of the Company’s equity securities at the time of the Change in Control. One-half of such amount payable in one lump sum within 30 days after termination of employment following a Change in Control and one-half of such amount payable in 12 monthly payments commencing 60 days following termination.

(3)	In addition, all outstanding stock options and restricted stock awards issued shall become 100% vested and thereafter exercisable in accordance with such governing stock option or restricted stock agreements and plans.

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Salary Continuation Agreement with Mr. M. Brooks

Mr. M. Brooks also entered into a salary continuation agreement with the Company effective as of May 1, 1984, amended December 22, 2008, to comply with Section 409A of the Internal Revenue Code. The agreement provides that certain benefits will be paid to Mr. M. Brooks or a designated beneficiary upon retirement, death, or termination of employment with the Company (or an affiliate). Under the agreement, Mr. M. Brooks qualifies for the benefits after 15 years of service with the Company or a predecessor corporation. If Mr. M. Brooks retires after age 65, Mr. M. Brooks or his beneficiary will receive monthly payments of $2,500 for a ten-year period commencing 90 days after retirement. If Mr. M. Brooks had died before age 65, the beneficiary would have received a payment, annually for a ten-year period, of the greater of $17,250 or the amount Mr. M. Brooks would have received had he terminated his employment after age 65, reduced by an amount equal to 5/9ths of one percent times the number of months remaining before Mr. M. Brooks would have reached age 65. If Mr. M. Brooks had terminated his employment with the Company for any reason prior to age 65, Mr. M. Brooks would have been entitled to receive the greater of the cash surrender value of a policy of insurance purchased by the Company on the life of Mr. M. Brooks or the amount Mr. M. Brooks would have received had he terminated his employment after age 65, reduced by an amount equal to 5/9ths of one percent times the number of months remaining before Mr. M. Brooks would have reached age 65. Finally, the agreement provides that Mr. M. Brooks will not, during or after his employment with the Company, directly or indirectly, compete with the Company or disclose any confidential information relative to the business of the Company. If Mr. M. Brooks breaches this or any other covenant under the agreement, no further payments are due or payable by the Company to Mr. M. Brooks or his beneficiary, and the Company has no further liability under the agreement.

Potential payments upon termination under the salary continuation agreement with Mr. M. Brooks are shown in the table below. The table assumes that the triggering event took place on December 31, 2013, the last day of the Company’s prior fiscal year. In the table below, we have assumed that all accrued base salary has been paid as of the termination date.

POTENTIAL PAYMENTS TO MR. BROOKS UNDER

SALARY CONTINUATION AGREEMENT

	Termination by Executive(1)	Termination upon Death(1)

Payment to Mr. M. Brooks or his Beneficiary	$30,000	$30,000

(1)	Payable annually for ten years following the termination date.

Compensation of Directors for Fiscal Year 2013

During 2013, the Company compensated each non-employee director as follows:

•	an annual retainer of $60,000, payable by the issuance of shares valued at $24,000 on January 2, 2013 (valued at the last closing price prior to such date), and the balance of $36,000 payable in cash quarterly. Such shares are to be fully vested at issuance but restricted as to sale until after December 31, 2013;

•	an annual retainer of $10,000 for service as Chairman of the Audit Committee, payable in cash quarterly;

•	an annual retainer of $5,000 for service as Chairman of the Compensation Committee, payable in cash quarterly;

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•	an annual retainer of $5,000 for service as Chairman of the Nominating and Corporate Governance Committee, payable in cash quarterly; and

•	reimbursement of reasonable out-of-pocket expenses incurred in connection with Board or committee meetings.

The table below shows the compensation earned by the Company’s non-employee directors during fiscal year 2013:

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Total ($)

J. Patrick Campbell	37,250	24,000	61,250

Glenn E. Corlett	46,000	24,000	70,000

Michael L. Finn	41,000	24,000	65,000

G. Courtney Haning	36,000	24,000	60,000

Curtis A. Loveland	36,000	24,000	60,000

Harley E. Rouda, Jr.	38,500	24,000	62,500

James L. Stewart	36,000	24,000	60,000

(1)	Represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation of the dollar amount recognized, please refer to Note 12 to the Company’s Consolidated Financial Statements, which are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

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Equity Compensation Plan Information

The table below sets forth additional information as of December 31, 2013, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our shareholders and plans or arrangements not submitted to our shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders (1)	—	$—	301,370
Equity compensation plans not approved by security holders	—	—	—

Total	—	$—	301,370

(1)	Equity compensation plans approved by shareholders include the 2004 Stock Incentive Plan.

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Report of the Compensation Committee Of The Board Of Directors

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management and based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

COMPENSATION COMMITTEE

J. Patrick Campbell, Chairman
Michael L. Finn
James L. Stewart

Compensation Committee Interlocks and Insider Participation

During 2013, the members of the Compensation Committee were Messrs. Campbell (Chairman), Stewart, and Finn. Harley E. Rouda, Jr. served as Chairman of the Committee until May 2013. None of these members was an executive officer or employee of the Company or its subsidiaries during or prior to his service as a member of the Compensation Committee and no executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or Board.

Transactions with Related Persons

Mr. Loveland, a director of the Company, is a partner in the law firm of Porter, Wright, Morris & Arthur llp, which provides legal services to the Company. During fiscal 2013, the Company paid aggregate fees of approximately $785,000 to that firm.

During 2013, the Company employed certain members of Mr. Brooks’ immediate family. Jason Brooks, Mr. Brooks’ son, served as the Company’s President of Wholesale Sales, Stuart Brooks, Mr. Brooks’ brother, served as a Key Account Manager for the Company and Mark Pitts, Mr. Brooks son-in-law also served as a Key Account Manager for the Company; and each earned base salaries, commission and bonuses of $209,600, $135,600 and $156,000, respectively, in 2013.

The Company believes that all terms of the transactions and existing arrangements set forth above are no less favorable to the Company than similar transactions and arrangements which might have been entered into with unrelated parties.

It is the written policy of the Company that the Nominating and Corporate Governance Committee will review the material facts of all Interested Transactions that require approval and either approve or disapprove of the entry into the Interested Transaction. An Interested Transaction is any transaction, arrangement, relationship, or series of similar transactions, arrangements, or relationships (including any indebtedness or guarantee of indebtedness) in which:

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•	the aggregate amount involved will or may be expected to exceed $100,000 in any fiscal year,

•	the Company is a participant, and

•	any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).

A Related Party includes:

•	any person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director, or nominee for election as a director,

•	any person who is a greater than five percent beneficial owner of the Company’s common stock, or

•	any immediate family member of any of the foregoing, including a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone residing in such person’s home (other than a tenant or employee).

In determining whether to approve or ratify an Interested Transaction, the Nominating and Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction. Certain types of Interested Transactions, such as compensation to directors and officers that are required to be reported in the Company’s proxy statement, have been deemed to be pre-approved.

Report of the Audit Committee Of The Board Of Directors

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

General. In accordance with the Audit Committee Charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During the 2013 fiscal year, the Audit Committee met ten times.

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Review and Discussion with Independent Registered Public Accounting Firm. In fulfilling its oversight responsibility as to the audit process, the Audit Committee obtained from its independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding all relationships between it and the Company that might bear on its independence and the communications, discussed with the independent registered public accounting firm any relationships that may impact the independent registered public accounting firm’s objectivity and independence, and satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. In addition, the Audit Committee reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the consolidated financial statements.

Review with Management. The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2013, with management. Management has the responsibility for the preparation of the Company’s consolidated financial statements, and the Company’s independent registered public accounting firm has the responsibility for the examination of those statements.

Conclusion. Based on the reviews and discussions with management and the Company’s independent registered public accounting firm noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 to be filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Glenn E. Corlett, Chairman
G. Courtney Haning
Harley E. Rouda, Jr.

Proposal 4 – Ratification of Independent Registered Public Accounting Firm

The Board of Directors has appointed Schneider Downs & Co., Inc. as its independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013. Although not required, the Board of Directors is submitting its selection to the shareholders of the Company for ratification. The Board of Directors will reconsider the appointment of Schneider Downs & Co., Inc. if its selection is not ratified by the shareholders.

Representatives of Schneider Downs & Co., Inc. will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that shareholders vote FOR ratification of its appointment of Schneider Downs & Co., Inc.

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Fees Of The Independent Registered Public Accounting Firm

The following table shows the aggregate fees billed to the Company by Schneider Downs & Co., Inc., its independent registered public accounting firm, for services rendered during the fiscal year ended December 31, 2013 and 2012.

	Fiscal Year Ended
	December 31,	December 31,
	2013	2012

Audit Fees(1)	$655,000	$655,000
Audit-Related Fees(2)	46,754	—
Tax Fees(3)	—	—
All Other Fees	—	—

(1)	Includes fees for the annual integrated audit of the consolidated financial statements, audits to meet statutory requirements and review of regulatory filings and internal control. For the fiscal years ended December 31, 2013, and December 31, 2012, includes fees for the annual integrated audit and quarterly reviews.
(2)	Includes fees related to services provided in connection with the acquisition of certain assets of Kommonwealth, Inc. (d/b/a Creative Recreation).
(3)	Includes fees for services related to tax compliance and tax planning.

The Audit Committee has considered whether the provision of services other than those performed in connection with the “Audit Fees” above is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm or other registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, that are approved by the Audit Committee prior to completion of the audit.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Company’s securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 2013.

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Proposals By Shareholders For 2014 Annual Meeting

Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the proxy statement for action at the annual meeting. Any proposal submitted by a shareholder for inclusion in the proxy statement for the Annual Meeting of Shareholders to be held in 2015 must be received by the Company (addressed to the attention of the Secretary) on or before December 8, 2014. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2014 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after February 21, 2015. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Ohio.

Other Matters

As of the date of this proxy statement, management knows of no other business that will come before the meeting. Should any other matter requiring a vote of the shareholders arise, the proxy in the enclosed form confers upon the persons designated to vote the shares discretionary authority to vote with respect to such matter in accordance with their best judgment.

The Company’s Annual Report to Shareholders for the fiscal year ending December 31, 2013, including financial statements, was furnished to shareholders concurrently with the mailing of this proxy material.

By Order of the Board of Directors,

Curtis A. Loveland
Secretary

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Exhibit A

ROCKY BRANDS, INC.

2014 Omnibus Incentive Plan

Article I

Establishment, Purpose, Duration

Section 1.1           Establishment of the Plan.        Rocky Brands, Inc. (the “Company”) desires to adopt the Rocky Brands, Inc. 2014 Omnibus Incentive Plan.

Section 1.2           Purpose. The Plan is designed to promote the achievement of both short-term and long-term objectives of the Company by (a) aligning compensation of Participants with the interests of Company shareholders, (b) enhancing the interest of Participants in the growth and success of the Company, and (c) attracting and retaining Participants of outstanding competence.

Section 1.3           Effective Date and Duration. This Plan, if approved by a majority of the votes cast by Company shareholders at the 2014 annual meeting shall become effective at such date. If such shareholder approval is not obtained, no Awards will be granted under this Plan. If approved, the Plan shall remain in effect, subject to the right of the Board or the Committee to amend and terminate the Plan at any time as provided in this Plan, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. In no event, however, may an Award be granted under the Plan more than ten years after the date the Plan was approved by the shareholders.

Article II

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

Section 2.1           162(m) Award. “162(m) Award” means an Award that is intended to be deductible as “performance-based compensation” under Code Section 162(m).

Section 2.2           1934 Act. “1934 Act” means the Securities Exchange Act of 1934, as amended.

Section 2.3           Affiliate. “Affiliate” means any entity that is a Subsidiary or a parent corporation, as defined in Code Section 424(e), of the Company, or any other entity designated by the Committee as covered by the Plan in which the Company has, directly or indirectly, at least a 20% voting interest.

Section 2.4           Award. “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, or other Article XII stock-based award granted to a Participant under the Plan.

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Section 2.5           Award Agreement. “Award Agreement” means a written or electronic statement or agreement prepared by the Company that sets forth the terms, conditions and restrictions applicable to Awards granted under the Plan.

Section 2.6           Board or Board of Directors. “Board” or “Board of Directors” means the Board of Directors of the Company.

Section 2.7           Cash-Based Award. “Cash-Based Award” means an Award granted to a Participant, as described in Article XI herein.

Section 2.8           Cause. “Cause,” unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, shall be as defined in any employment agreement between the Company and a Participant; provided however, that if there is no such employment agreement, “Cause” shall mean any of the following: (a) the Participant’s conviction of any criminal violation involving dishonesty, fraud or breach of trust; (b) the Participant’s willful engagement in any misconduct in the performance of his or her duty that materially injures the Company; (c) the Participant’s performance of any act which would materially and adversely impact the business of the Company; or (d) the Participant’s willful and substantial nonperformance of assigned duties. Notwithstanding the foregoing, the Committee shall have sole discretion with respect to the application of the provisions of subsections (a)-(d) above, and such exercise of discretion shall be conclusive and binding upon the Participant and all other persons.

Section 2.9           Change in Control. A “Change in Control” will be deemed to have occurred if and when (i) a person, partnership, corporation, trust or other entity (“Person”) acquires or combines with the Company, or 50 percent or more of its assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) is owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination, unless the Change in Control transaction or transactions have been approved in advance by Board members representing at least two-thirds of the Board members; or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board (“Original Board Members”) cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members. This definition shall be interpreted in accordance with the guidance under Code Section 409A that describes a change in control, change in effective control, and a change in the ownership of a substantial portion of the assets of a corporation.

Section 2.10         Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

Section 2.11         Committee. “Committee” means the Compensation Committee of the Board of Directors, or such other committee as the Board shall appoint from time to time, which shall consist of two or more directors all of whom are intended to satisfy the requirements for an “outside director” under Code Section 162(m), a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “independent director” under the rules of Nasdaq (or any other national securities exchange which is the principal exchange on which the Shares may then be traded); provided, however, that as to any Award intended to be a 162(m) Award, if any member of the Compensation Committee shall not satisfy such “outside director” requirements, “Committee” means a subcommittee (of two or more persons) of the Compensation Committee consisting of all members thereof who satisfy such “outside director” requirement; and further provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership specified above.

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Section 2.12         Company. “Company” means Rocky Brands, Inc., an Ohio corporation, and any current or future parent or subsidiary, or any successor thereto.

Section 2.13         Covered Officer. “Covered Officer” means a Participant who, in the sole judgment of the Committee, may be treated as a “covered employee” under Code Section 162(m) at the time income is recognized by such Participant in connection with an Award that is intended to qualify as a 162(m) Award.

Section 2.14         Disability or Disabled. “Disability” or “Disabled” means a condition that (a) causes the Participant to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (b) causes the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, to receive income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Affiliates or (c) causes the Participant to be eligible to receive Social Security disability payments. The Committee, in its sole discretion, shall determine the date of any Disability.

Section 2.15         Employee. “Employee” means any person who is an employee of the Company or any Affiliate; provided, however, that with respect to ISOs, “Employee” means any person who is considered an employee of the Company or any Affiliate for purposes of Treasury Regulation Section 1.421-1(h).

Section 2.16         Fair Market Value. “Fair Market Value” means, on any given date and as may be specified in an Award Agreement, (a) the closing sales price per share (or, if otherwise specified by the Committee, a price that is based on the opening, actual, high, low, or average sales prices per Share) of the Company’s common stock as reported on Nasdaq or such other established securities market on which the Shares are traded, or, if there were no reported sales of Shares on such date, then, unless otherwise required under the Code, the business day immediately preceding such date; or (b) if (a) does not apply, the price that the Committee in good faith determines through any reasonable valuation method that a Share might change hands between a willing buyer and a willing seller, neither being under compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. Notwithstanding the above, for purposes of broker-facilitated cashless exercises of Awards involving Shares under the Plan, “Fair Market Value” shall mean the real-time selling price of such Shares as reported by the broker facilitating such exercises.

Section 2.17         Grant Price. “Grant Price” means the price established at the time of grant of an SAR pursuant to Article VII (Stock Appreciation Rights), used to determine whether there is any payment due upon exercise of the SAR, which shall not be less than 100% of the Fair Market Value of the Shares at the time the SAR was granted.

Section 2.18         Incentive Stock Option or ISO. “Incentive Stock Option” or “ISO” means an Option that is an “incentive stock option” within the meaning of Code Section 422.

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Section 2.19         Nonemployee Director. “Nonemployee Director” means a member of the Board who is not an Employee.

Section 2.20         Nonqualified Stock Option or NQSO. “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares that does not constitute an Incentive Stock Option under Code Section 422 (or any successor Code Section).

Section 2.21         Option. “Option” means a right to purchase Shares in accordance with the terms and conditions of the Plan.

Section 2.22         Option Exercise Price. “Option Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

Section 2.23         Participant. “Participant” means an Employee, Non-Employee Director, consultant, or adviser who is selected to receive an Award or who has outstanding an outstanding Award granted under the Plan.

Section 2.24         Performance Measure. “Performance Measure” means one or more business criteria to be used by the Committee in establishing Performance Targets for 162(m) Awards under the Plan.

Section 2.25         Performance Shares. “Performance Shares” means an Award designated as Performance Shares and granted to a Participant in accordance with Article IX of the Plan.

Section 2.26         Performance Target. “Performance Target” means the specific, objective goal or goals that are timely set forth in writing by the Committee for grants of 162(m) Awards under the Plan with respect to any one or more Performance Measures.

Section 2.27         Performance Unit. “Performance Unit” means an Award designated as a Performance Unit and granted to a Participant in accordance with Article X of this Plan.

Section 2.28         Period of Restriction. “Period of Restriction” means the period during which the transfer of Shares underlying an Award is limited in some way, or the Shares are subject to a substantial risk of forfeiture.

Section 2.29         Plan. “Plan” means the Rocky Brands, Inc. 2014 Omnibus Incentive Plan, as may be amended from time to time.

Section 2.30         Restricted Stock. “Restricted Stock” means an Award that is a grant of Shares delivered to a Participant, subject to restrictions described in Article VIII of this Plan.

Section 2.31         Restricted Stock Unit or RSU. “Restricted Stock Unit” or “RSU” means an Award that is subject to the restrictions described in Article VIII of this Plan and is a promise of the Company to deliver at the end of a Period of Restrictions (a) one Share for each RSU, (b) cash in an amount equal to the Fair Market Value of one Share for each RSU, or (c) a combination of (a) and (b), as determined by the Committee.

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Section 2.32         Retirement. “Retirement” means, with respect to Employees, retirement with the consent of the Company, which shall be determined by the Committee in its sole discretion.

Section 2.33         Service. “Service” means a Participant’s work for the Company or an Affiliate, either as an Employee, Non-Employee Director, consultant, or adviser.

Section 2.34         Shares. “Shares” means the shares of common stock of the Company, no par value per share.

Section 2.35         Stock Appreciation Right or SAR. “Stock Appreciation Right” or “SAR” means an Award designated as an SAR in accordance with the terms of Article VII of the Plan.

Section 2.36         Subsidiary. “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest; provided, however, that with respect to ISOs, the term “Subsidiary” shall include only an entity that qualifies under Code Section 424(f) as a “subsidiary corporation” with respect to the Company.

Section 2.37         Tandem SAR. “Tandem SAR” means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (with a similar cancellation of the Tandem SAR when a Share is purchased under the Option). Except for the medium of payment, the terms of a Tandem SAR shall be identical in all material respects to the terms of the related Option.

Article III

Administration

Section 3.1           Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. Notwithstanding the foregoing, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to Nonemployee Directors.

Section 3.2           Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)	to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Shares to be subject to each Award;

(b)	to determine the type of Award granted;

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(c)	to determine the Fair Market Value of Shares or other property where applicable;

(d)	to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of Shares pursuant to any Award, (ii) the method of payment for Shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of Shares, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any Shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participants termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or Shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)	to determine how an Award will be settled, as provided under an Award Agreement;

(f)	to approve one or more forms of Award Agreement;

(g)	to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any Shares acquired upon the exercise thereof;

(h)	to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any Shares acquired upon the exercise thereof, including with respect to the period following a Participants termination of Service;

(i)	to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)	to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

Section 3.3           Action by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the act of a majority of the members present at any meeting at which a quorum is present or the act approved in writing by a majority of all the members of the Committee shall be the act of the Committee. In the performance of their duties under this Plan, the Committee members shall be entitled to rely upon information and advice furnished by the Company’s officers, employees, accountants or counsel, or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of this Plan.

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Section 3.4           Indemnification. The Company will indemnify each member of the Committee against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent will not be unreasonably withheld) reasonably incurred by such member in connection with any action to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she is adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification is in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

Article IV

Stock Subject to the Plan

Section 4.1           Aggregate Shares. Subject to adjustment as provided under the Plan, the total number of Shares that are available for Awards under the Plan shall not exceed in the aggregate 500,000 Shares, plus any Shares subject to outstanding awards granted under the Company’s 2004 Stock Incentive Plan that expire or terminate for any reason shall be available under this Plan. Such Shares may be authorized and unissued Shares, treasury Shares, or Shares acquired on the open market.

Section 4.2           Individual Award Limitations. Subject to adjustments as provided in herein, the maximum number of Shares for which Awards may be granted under the Plan during the term of the Plan to any one individual may not exceed 250,000 shares. The maximum aggregate Cash-Based Award or cash equivalent value of an Award of Shares at the date of grant shall be $2,000,000 per year.

Section 4.3           Share Counting. The following Shares related to Awards will be available for issuance again under the Plan: (a) Shares related to Awards paid in cash and (b) Shares related to Awards that expire, are forfeited, are cancelled, or terminate for any other reason without the delivery of the Shares.

Section 4.4           Adjustment to Number of Shares.

(a)	Appropriate adjustments in the aggregate number of Shares issuable pursuant to the Plan, the number of Shares subject to each outstanding award granted under the Plan, the Option price with respect to Options and Tandem SARs, the specified price of SARs not connected to Options, and the value for Performance Units, shall be made to give effect to any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, whether through recapitalization, stock split, reverse stock split, spin-off, spin-out or other distribution of assets to shareholders, stock distributions or combinations of Shares, payment of stock dividends, other increase or decrease in the number of such Shares outstanding effected without receipt of consideration by the Company, or any other occurrence for which the Committee determines an adjustment is appropriate.

(b)	In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, or an acquisition by the Company of the stock or assets of any other corporation or corporations, there shall be substituted on an equitable basis, as determined by the Committee in its sole discretion, for each Share then subject to the Plan, and for each Share then subject to an Award granted under the Plan, the number and kind of Shares of stock, other securities, cash or other property to which the holders of Shares of the Company are entitled pursuant to such transaction.

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(c)	Without limiting the generality of the foregoing provisions of this paragraph, any such adjustment shall be deemed to have prevented any dilution or enlargement of a Participant’s rights, if such Participant receives in any such adjustment, rights that are substantially similar (after taking into account the fact that the Participant has not paid the applicable option price) to the rights the Participant would have received had he exercised his outstanding Award and become a shareholder of the Company immediately prior to the event giving rise to such adjustment. Adjustments under this paragraph shall be made by the Committee, whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons.

Article V

Eligibility and Participation

Section 5.1           Eligibility to Receive Awards. Persons eligible to receive Awards under the Plan are Employees, Nonemployee Directors, and consultants and advisers who render services to the Company.

Section 5.2           Participation in the Plan. Subject to the other provisions of this Plan, the Committee has the full discretion to grant Awards to eligible persons described in Section 5.1. Eligible persons may be granted more than one Award. Eligibility in accordance with this Section, however, shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

Article VI

Options

Section 6.1           Grant of Options. Options shall be evidenced by Award Agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time. Award Agreements shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, provisions for vesting and exercisability, whether the Option is an ISO or NSO, and such other provisions as the Committee shall determine. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with the following terms and conditions. Except in accordance with equitable adjustments as provided in Section 4.4 of this Plan, no Option granted under the Plan shall at any time be repriced or subject to cancellation and replacement without shareholder approval.

Section 6.2           Option Exercise Price. The Option Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.

Section 6.3           Exercise of Options. Each Award Agreement shall state the period or periods of time within which the Option may be exercised by the optionee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the Option exercise period shall not end later than ten years after the date of the grant of the Option. The Committee shall have the power to permit in its discretion an acceleration of the previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

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Section 6.4           Payment of Option Exercise Price. Except as otherwise provided in the Plan, or in any Award Agreement, the optionee shall pay the Option Exercise Price upon the exercise of any Option (i) in cash, or at the sole discretion of the Committee, (ii) by authorizing a third party with which the optionee has a brokerage or similar account to sell the Shares (or a sufficient portion of such Shares) acquired upon the exercise of the Option and remit to the Company a portion of the sale proceeds sufficient to pay the entire Option Exercise Price to the Company, (iii) by delivering Shares that have an aggregate Fair Market Value on the date of exercise equal to the Option Exercise Price; (iv) by authorizing the Company to withhold from the total number of Shares as to which the Option is being exercised the number of Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Exercise Price for the total number of Shares as to which the Option is being exercised, (v) by such other means by which the Committee determines to be consistent with the purpose of the Plan and applicable law, or (vi) by any combination of (i), (ii), (iii), (iv), and (v). In the case of an election pursuant to (i) above, cash shall mean cash or check issued by a federally insured bank or savings and loan association and made payable to Rocky Brands, Inc. In the case of payment pursuant to (ii) or (iii) above, the optionee’s authorization must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an Option, an optionee may file a blanket election with the Committee, which shall govern all future exercises of Options until revoked by the optionee.

Section 6.5           Transfer of Shares. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

Section 6.6           Rights Upon Termination of Service. Unless otherwise provided by the Committee in an Option Agreement, in the event that an optionee terminates Service for any reason other than death, Disability or Retirement, the optionee shall have the right to exercise the Option during its term within a period of ninety days after such termination to the extent that the Option was exercisable at the date of such termination of Service. In the event that an optionee dies, Retires, or becomes Disabled prior to termination of his option without having fully exercised his option, the optionee or his successor shall have the right to exercise the option during its term within a period of one year after the date of such termination due to death, Disability or Retirement, to the extent that the option was exercisable at the date of termination due to death, Disability or retirement, or during such other period and subject to such terms, including accelerated vesting, as may be determined by the Committee.

Section 6.7           Additional Rules for Incentive Stock Options.

(a)	Employees. Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary and not to Employees of any Affiliate unless such entity is classified as a “disregarded entity” of the Company or the applicable Subsidiary under the Code. Incentive Stock Options may not be granted to Nonemployee Directors.

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(b)	Exercise Limitations. The Committee, in its sole discretion, may provide in each Award Agreement the period or periods of time within which the Option may be exercised by the optionee, in whole or in part, provided that the Option period shall not end later than ten years after the date of the grant of the Option. The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Shares subject to an Option, which first becomes exercisable in any calendar year, exceeds this limitation, so much of the Option that does not exceed the applicable dollar limit shall be an Incentive Stock Option and the remainder shall be a Nonqualified Stock Option; but in all other respects, the original Award Agreement shall remain in full force and effect. Notwithstanding anything herein to the contrary, if an Incentive Stock Option is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of Code Section 422(b)(6), (i) the purchase price of each Share subject to the Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Share on the date the Incentive Stock Option is granted, and (ii) the Incentive Stock Option shall expire, and all rights to purchase Shares thereunder shall cease, no later than the fifth anniversary of the date the Incentive Stock Option was granted.

(c)	Rights Upon Termination of Service. The rules under Section 6.7 of this Plan generally shall apply when an optionee holding an ISO terminates Service. Notwithstanding the foregoing, in accordance with Code Section 422, if an Incentive Stock Option is exercised more than ninety days after termination of Service, that portion of the Option exercised after such date shall automatically be a Nonqualified Stock Option, but, in all other respects, the original Award Agreement shall remain in full force and effect.

Article VII

Stock Appreciation Rights

Section 7.1           Grant of SARs. Stock Appreciation Rights shall be evidenced by Award Agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time. Award Agreements shall specify the Grant Price of the SAR, the duration of the SAR, the number of Shares to which the SAR pertains, provisions for vesting and exercisability, and such other provisions as the Committee shall determine. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with the following terms and conditions.

Section 7.2           Awards. An SAR shall entitle the grantee to receive upon exercise the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the Grant Price, or, if connected with a previously issued Option, not less than 100% of the Fair Market Value of Shares at the time such Option was granted. An SAR may be a Tandem SAR or may not be granted in connection with an Option.

Section 7.3           Term of SAR. SARs shall be granted for a period of not more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions, as shall be prescribed by the Committee at the time of grant, subject to the provisions of this Plan.

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Section 7.4           Termination of Service. SARs shall be exercisable only during a grantee’s period of Service, except that in the discretion of the Committee an SAR may be made exercisable for up to ninety days after the grantee’s Service is terminated for any reason other than death, Disability or Retirement. In the event that a grantee dies, Retires, or becomes Disabled without having fully exercised his SARs, the grantee or his successor shall have the right to exercise the SARs during their term within a period of one year after the date of such termination due to death, Disability or Retirement to the extent that the right was exercisable at the date of such termination or during such other period and subject to such terms as may be determined by the Committee. Notwithstanding the foregoing, the Committee shall have the power to permit in its discretion an acceleration of previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

Section 7.5           Special Rules for Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

Section 7.6           Payment. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the Grant Price; by (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment shall be made in cash, in the form of Shares at Fair Market Value, or in a combination thereof, as the Committee may determine.

Article VIII

Restricted Stock and Restricted Stock Units

Section 8.1           Grants. The Committee, at any time and from time to time, may grant Shares of Restricted Stock or grant Restricted Stock Units to Participants in such amounts as the Committee shall determine. Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units issued to the Participant, and such other provisions as the Committee shall determine. Such Award Agreements shall be consistent with the provisions of this Article VIII.

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Section 8.2           Period of Restriction. The end of any Period of Restriction for Restricted Stock or Restricted Stock Units may be conditioned upon the satisfaction of such conditions as are satisfied by the Committee in its sole discretion and set forth in an applicable Award Agreement. Such conditions include, without limitation, restrictions based upon the continued Service of the Participant, the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws, prohibitions against transfer, and repurchase by the Company or right of first refusal. The Committee shall have the power to permit in its discretion, an acceleration of the expiration of the applicable Period of Restriction with respect to any part or all of the Shares or number of Restricted Stock Units awarded to a Participant.

Section 8.3           Certificates. If a certificate is issued in respect of Shares awarded to a Participant, each certificate shall be deposited with the Company, or its designee, and shall bear the following legend:

“This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Rocky Brands, Inc. Omnibus Incentive Plan and an Award Agreement entered into by the registered owner. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and Award Agreement, a copy of each of which is on file in the office of the Secretary of said Company.”

Section 8.4           Lapse of Restrictions. A Restricted Stock Award Agreement or Restricted Stock Unit Award Agreement shall specify the terms and conditions upon which any restrictions upon Shares awarded or RSUs awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, any Shares that have been awarded, free of the previously described restrictive legend, shall be issued to the Participant or his legal representative.

Section 8.5           Termination of Service. Each Restricted Stock Award Agreement and Restricted Stock Unit Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of Shares of Restricted Stock or Restricted Stock Units following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Section 8.6           Code Section 83(b) Election. If a Participant makes an election pursuant to Code Section 83(b) with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

Article IX

Performance Shares Awards

Section 9.1           Grants of Performance Shares. The Committee, at any time and from time to time, may grant Awards of Performance Shares to Participants in such amounts as the Committee shall determine. Each Performance Shares grant shall be evidenced by an Award Agreement that shall specify the applicable performance period, the number of Shares subject to a Performance Shares Award that are to be delivered to the Participant upon satisfaction of the performance targets by the expiration of the performance period, and such other provisions as the Committee shall determine. Such Award Agreements shall be consistent with the provisions of this Article IX.

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Section 9.2           Performance Period and Performance Goals. At the time of award, the Committee, in its sole discretion, shall establish a performance period and the performance goals to be achieved during the applicable performance period with respect to an Award of Performance Shares.

Section 9.3           Delivery of Shares. Following the conclusion of each performance period, the Committee shall determine the extent to which performance goals have been attained for such period as well as the other terms and conditions established by the Committee. The Committee shall determine the amount of Shares, if any, to be delivered to the Participant in satisfaction of the Award.

Section 9.4           Termination of Service. Each Performance Shares Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of Performance Shares following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Shares Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Section 9.5           Code Section 162(m). If any Performance Shares are intended to be 162(m) Awards, the Committee shall follow the procedures set forth in Section 13.1 with respect to such Performance Shares.

Article X

Performance Units

Section 10.1         Grant of Performance Units. Subject to the terms of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Performance Units shall be evidenced by Award Agreements that are subject to the terms of this Article X.

Section 10.2         Performance Period and Performance Goals. At the time of award, the Committee also shall establish, in its sole discretion, the performance period and performance goals to be achieved during the applicable performance period with respect to an Award of Performance Units.

Section 10.3         Value of Performance Units. At the time Performance Units are granted, the Committee shall establish with respect to each such Award a value for each Performance Unit, which may vary thereafter determinable from criteria specified by the Committee at the time of Award.

Section 10.4         Code Section 162(m). If any Performance Units are intended to be 162(m) Awards, the Committee shall follow the procedures set forth in Section 13.1 with respect to such Performance Units.

Section 10.5         Payment of Performance Units. Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained for such period as well as the other terms and conditions established by the Committee. The Committee shall determine what, if any, payment is due on the Performance Units. Payment shall be made as soon as practicable after the end of the applicable performance period, but no later than the March 15th of the year after the year in which such performance period ends, in cash, in the form of Shares, or in a combination thereof, as the Committee may determine.

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Section 10.6         Termination of Service. Each Performance Unit Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of Performance Units following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Units Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Section 10.7         Other Terms. The Award Agreements with respect to Performance Units shall contain such other terms and provisions and conditions not inconsistent with the Plan as shall be determined by the Committee.

Article XI

Cash-Based Awards

Section 11.1         Grant of Cash-Based Awards. Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, subject to the terms of this Article XI.

Section 11.2         Performance Period and Performance Goals. Unless otherwise determined by the Committee, the performance period for any Cash-Based Award shall be one year. At the time of award, the Committee also shall establish, in its sole discretion, the performance goals to be achieved during the applicable performance period with respect to Cash-Based Awards.

Section 11.3         Value of Cash-Based Awards. At the time Cash-Based Awards are granted, the Committee shall establish the value of such Awards, which may vary thereafter determinable from criteria specified by the Committee at the time of Award.

Section 11.4         Code Section 162(m). If the grant of any Cash-Based Awards are intended to be 162(m) Awards, the Committee shall follow the procedures set forth in Section 13.1 with respect to such Cash-Based Awards.

Section 11.5         Payment of Cash-Based Awards. If payable, the Participant’s Cash-Based Award will be distributed to the Participant, or the Participant’s estate in the event of the Participant’s death before payment, in cash in a single sum as soon after the end of the applicable performance period as practicable, but no later than March 15th after the end of the performance period, in accordance with the Company’s payroll practices.

Section 11.6         Termination of Service. With respect to Cash-Based Awards, the Committee shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of such Cash-Based Awards following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

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Article XII

Other Stock-Based Awards

The Committee may from time to time grant Shares and other Awards under the Plan that are valued in whole or in part by reference to, or are otherwise based upon and/or payable in Shares. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan.

Article XIII

Awards Under the Plan; Code Section 162(m)

Section 13.1         Compliance with Code Section 162(m).

(a)	General. The Committee may grant Awards that are designed to qualify as 162(m) Awards and Awards that are not 162(m) Awards. In the case of Awards granted to Covered Officers that are intended to be 162(m) Awards, the Committee shall make in writing all determinations necessary to establish the terms of such 162(m) Awards within 90 days of the beginning of the applicable performance period (or such other time period required under Code Section 162(m)), including, without limitation, the designation of the Covered Officers to whom such 162(m) Awards are made, the Performance Measures applicable to the Awards and the Performance Targets that relate to such Performance Measures, and the dollar amounts or number of Shares payable upon achieving the applicable Performance Targets. To the extent required by Code Section 162(m), the provisions of such 162(m) Awards must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Covered Officer. The specific Performance Targets established by the Committee shall be made while the achievement of such Performance Targets remains substantially uncertain in accordance with Code Section 162(m). Subject to the terms of this Plan, after each applicable performance period has ended, the Committee shall determine the extent to which the Performance Targets have been attained or a degree of achievement between minimum and maximum levels with respect to 162(m) Awards in order to establish the level of payment to be made, if any, with respect to such 162(m) Awards, and shall certify the results in writing prior to payment of such 162(m) Awards.

(b)	Performance Targets and Performance Measures. With respect to 162(m) Awards, at the time of grant of a 162(m) Award, the Committee shall establish in writing maximum and minimum Performance Targets to be achieved with respect to each Award during the performance period. The Participant shall be entitled to payment of the entire amount awarded if the maximum Performance Target is achieved during the performance period, but shall be entitled to payment with respect to a portion of the Award according to the level of achievement of Performance Targets, as specified by the Committee, for performance during the performance period that meets or exceeds the minimum Performance Target but fails to meet the maximum Performance Target. With respect to Cash-Based Awards, the Committee may assign payout percentages based upon various potential Performance Targets to be applied if the Performance Targets are met. The Committee has full discretion and authority to determine the Performance Target payouts for Cash-Based Award’s performance period.

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The Performance Targets established by the Committee may relate to corporate, division, department, or business unit, and may be established in terms of any one or a combination of the following Performance Measures: price of Company Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market shares. Multiple Performance Targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance as measured against other institutions or divisions or units thereof.

(c)	Calculation and Adjustments. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) mergers, acquisitions or divestitures, (f) foreign exchange gains and losses, and (g) extraordinary, unusual, or other nonrecurring items as described in U.S. Generally Accepted Accounting Principles or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s consolidated report to the investment community or investor letters. To the extent such inclusions or exclusions affect Awards to Covered Officers, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility except as otherwise determined by the Committee in its sole discretion. Awards that are intended to qualify as 162(m) Awards may not be adjusted upward from the amount otherwise payable to a Covered Officer under the pre-established Performance Target. The Committee shall retain the discretion to adjust such Awards downward, either on a formulaic or discretionary basis or a combination of the two, as the Committee determines. If applicable tax and securities laws change to permit Committee discretion to alter the governing Performance Measures or Performance Targets without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Section 13.2         Non-Code Section 162(m) Awards. In the case of Awards that are not intended to be qualifying as “performance-based compensation” under Code Section 162(m), the Committee may designate performance targets from among the previously described Performance Measures in this Article or such other business criteria as it determines in its sole discretion. The Committee also may make adjustments to such Performance Measures or other business criteria in any manner it deems appropriate in its discretion.

Article XIV

Dividends and Dividend Equivalents

No dividends or dividend equivalents may be awarded with respect to any Options or SARs. An Award (other than Options or SARs) may, if so determined by the Committee, provide the Participant with the right to receive dividend payments, or, in the case of Awards that do not involve the issuance of Shares concurrently with the grant of the Award, dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares are earned, vested or acquired), which payments may be either made currently, credited to an account for the Participant, or deemed to have been reinvested in additional Shares which shall thereafter be deemed to be part of and subject to the underlying Award, including the same vesting and performance conditions. Notwithstanding the foregoing, with respect to Awards subject to performance conditions, any such dividend or dividend equivalent payments shall not be paid currently and instead shall either be credited to an account for the Participant or deemed to have been reinvested in additional Shares. Dividend or dividend equivalent amounts credited to an account for the Participant may be settled in cash or Shares or a combination of both, as determined by the Committee, and shall be subject to the same vesting and performance conditions as the underlying Award.

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Article XV

Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article XVI

Change in Control

Section 16.1         Effect of Change in Control. Except as otherwise provided in the Plan or any Award Agreement granted hereunder, upon a Change in Control, all outstanding Awards shall become fully exercisable and all restrictions thereon shall terminate; provided, however, that the Committee may determine and provide through an Award Agreement or other means the extent of vesting and the treatment of partially completed performance periods (if any) for any Awards outstanding upon a Change in Control. Further, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation of any such Award for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Shares covered thereby had such Award been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

Section 16.2         Participant Elections to Minimize Code Section 4999 Excise Tax.

(a)	Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Code Section 4999 due to the characterization of such acceleration of vesting, payment or benefit as an excess parachute payment under Code Section 280G, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization. Such an election, however, may not change the time and form of any payment in a manner that would cause the Participant to incur additional taxes or penalties under Code Section 409A.

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(b)	Determination by Independent Accountants. To aid the Participant in making any election called for under part (a) above, no later than the date of the occurrence of any event that might reasonably be anticipated to result in an excess parachute payment to the Participant as described in part (a) above, the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Code Sections 280G and 4999. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this subpart (b).

Article XVII

Deferrals

The Committee may permit (upon timely election by the Participant) or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Performance Shares, or the satisfaction of any requirements or goals with respect to Performance Units or Cash-Based Awards. If any such deferral election is required or permitted, the Committee may, in its sole discretion, establish rules and procedures for such payment deferrals in a manner consistent with Code Section 409A and the regulations thereunder.

Article XVIII

Withholding

Section 18.1         Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

Section 18.2         Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing before the date in which income is realized by the recipient in connection with the particular transaction, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. The amount of required withholding shall be a specified rate not less than the statutory minimum federal, state and local (if any) withholding rate, and not greater than the maximum federal, state and local (if any) marginal tax rate applicable to the Participant and to the particular transaction.

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Article XIX

Compliance with Code Section 409A

Section 19.1         Awards Subject to Code Section 409A. The provisions of this Section 19.1 shall apply to any Award or portion thereof that is or becomes subject to Code Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Code Section 409A include, without limitation:

(a)	Any Nonqualified Stock Option having an exercise price per share less than the Fair Market Value determined as of the date of grant of such Option or that permits the deferral of compensation other than the deferral of recognition of income until the exercise or transfer of the Option or the time the shares acquired pursuant to the exercise of the option first become substantially vested.

(b)	Any Award that either provides by its terms, or under which the Participant makes an election, for settlement of all or any portion of the Award either (i) on one or more dates following the end of the Short-Term Deferral Period (as defined below) or (ii) upon or after the occurrence of any event that will or may occur later than the end of the Short-Term Deferral Period.

Subject to U.S. Treasury Regulations promulgated pursuant to Code Section 409A (“Section 409A Regulations”) or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in Section 409A Regulations or other applicable guidance.

Section 19.2         No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan pursuant to any Award subject to Code Section 409A, except as provided by Code Section 409A and Section 409A Regulations.

Section 19.3         Separation from Service. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s termination of employment or other Service and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, a termination of employment or other Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A.

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Section 19.4         Timing of Payment to a Specified Employee. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s separation from Service at such time as the Participant is a “specified employee” and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, no payment shall be made, except as permitted under Code Section 409A, prior to the first day of the seventh (7th) calendar month beginning after the Participant’s separation from Service (or the date of his or her earlier death). The Company may adopt a specified employee policy that will apply to identify the specified employees for all deferred compensation plans subject to Code Section 409A; otherwise, specified employees will be identified using the default standards contained in the regulations under Code Section 409A.

Article XX

Amendment and Termination

Section 20.1         Amendment, Modification, and Termination of the Plan. The Board or the Committee may at any time terminate, suspend or amend the Plan without the authorization of shareholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the 1934 Act, insofar as shareholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934 Act, or the rules of any applicable stock exchange. No termination, suspension or amendment of the Plan shall adversely affect any right acquired by any Participant under an Award granted before the date of such termination, suspension or amendment, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

Section 20.2         Amendment of Awards. The Committee may unilaterally amend the terms of any Award Agreement previously granted, except that (i) no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law, stock exchange rules or accounting rules; and (ii) in no event may an Option or SAR be amended or modified, other than as provided in Section 4.4, to decrease the Option or SAR exercise or base price thereof, or be cancelled in exchange for cash, a new Option or SAR with a lower exercise price or base price, or other Awards, or otherwise be subject to any action that would be treated for accounting purposes as a “repricing” of such Option or SAR, unless such action is approved by the Company’s shareholders.

Article XXI

Miscellaneous

Section 21.1         Approval Restrictions. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of Shares is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of Shares thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Committee.

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Section 21.2         Securities Law Compliance. With respect to Participants subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. If any provision of this Plan or of any Award Agreement would otherwise frustrate or conflict with the intent expressed in the preceding sentence, that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Participants who are then subject to Section 16 of the 1934 Act. In addition, no Shares will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Shares may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant, exercise, vesting or settlement of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such Shares of the same class are then listed, and under any blue sky or other securities laws applicable to such Shares.

Section 21.3         Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

Section 21.4         Rights as a Shareholder. The recipient of any Award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for Shares are issued to the recipient.

Section 21.5         Forfeiture. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

Section 21.6         Rights as Employee, Nonemployee Director, Consultant, or Adviser. No person, even though eligible pursuant to Article V, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Nonemployee Director, consultant, or adviser or interfere with or limit in any way any right of the Company or Affiliate to terminate the Participant’s Service at any time. To the extent that an Employee of an Affiliate receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

Section 21.7         Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

Section 21.8         Effect on Other Plans. Unless otherwise specifically provided, participation in the Plan shall not preclude a Participant’s eligibility to participate in any other benefit or incentive plan. Any Awards made pursuant to the Plan shall not be considered as compensation in determining the benefits provided under any other plan.

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Section 21.9         No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

Section 21.10         Over/Under Payments. If any Participant or beneficiary receives an underpayment of Shares or cash payable under the terms of any Award, payment of any such shortfall shall be made as soon as administratively practicable. If any Participant or beneficiary receives an overpayment of Shares or cash payable under the terms of any Award for any reason, the Committee or its delegate shall have the right, in its sole discretion, to take whatever action it deems appropriate, including but not limited to the right to require repayment of such amount or to reduce future payments under this Plan, to recover any such overpayment. Notwithstanding the foregoing, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and if the Participant knowingly or through gross negligence engaged in the misconduct, or knowingly or through gross negligence failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission of the financial document embodying such financial reporting requirement.

Section 21.11         Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Affiliate shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Affiliate. The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

Section 21.12         No Liability With Respect to Adverse Tax Treatment. Notwithstanding any provision of this Plan to the contrary, in no event shall the Company or any Affiliate be liable to a Participant on account of an Award’s failure to (i) qualify for favorable U.S., foreign, state, local, or other tax treatment or (ii) avoid adverse tax treatment under U.S., foreign, state, local, or other law, including, without limitation, Code Section 409A.

Section 21.13         Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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Section 21.14         Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Section 21.15         Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Ohio.

Section 21.16         Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company.

Section 21.17         Provisions Regarding Transferability of Awards.

(a)	General. Except as otherwise provided below, Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. Except as otherwise provided in the Plan, all rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to such Participant.

(b)	Nonqualified Stock Options and Stock Appreciation Rights. No NSO or SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. Notwithstanding the foregoing or anything in part (a) above, a Participant, at any time prior to his death, may assign all or any portion of the NSO or SAR to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, or (iii) a tax-exempt organization as described in Code Section 501(c)(3). In such event the spouse, lineal descendant, trustee or tax-exempt organization shall be entitled to all of the rights of the Participant with respect to the assigned portion of such NSO or SAR, and such portion of the NSO or SAR shall continue to be subject to all of the terms, conditions and restrictions applicable to the NSO or SAR as set forth herein, and in the related Award Agreement, immediately prior to the effective date of the assignment. Any such assignment shall be permitted only if (i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly approved by the Committee or its delegate. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Committee or its delegate on or prior to the effective date of the assignment.

(c)	Incentive Stock Options. Notwithstanding anything in part (a) and (b) above, no ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent or distribution.

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(d)	Nonemployee Directors. Notwithstanding anything in parts (a), (b), or (c) to the contrary, a Nonemployee Director at any time prior to his or her death, may assign all or any portion of an Award granted to him or her under the Plan to (i) his or her spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his or her spouse or lineal descendant or (iii) a tax-exempt organization as described in Code Section 501(c)(3). In such event, the spouse, lineal descendant, trustee, or tax-exempt organization shall be entitled to all of the rights of the Participant with respect to the assigned portion of such Award, and such portion of the Award shall continue to be subject to all of the terms, conditions and restrictions applicable to the Award as set forth herein, and in the related Award Agreement, immediately prior to the effective date of the assignment. Any such assignment shall be permitted only if (i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly approved by the Committee or its delegate. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Committee or its delegate on or prior to the effective date of the assignment.

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ROCKY BRANDS

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - J. Patrick Campbell	☐	☐	02 - Michael L. Finn	☐	☐	03 - G. Courtney Haning	☐	☐
04 - Curtis A. Loveland	☐	☐	05 - David N. Sharp	☐	☐			

Proposal	For	Against	Abstain
2. A resolution to approve, on an advisory, nonbinding basis, the compensation of our named executive officers.	☐	☐	☐
3. Approval of the Rocky Brands, Inc. 2014 Omnibus Incentive Plan.	☐	☐	☐
4. Ratification of the selection of Schneider Downs & Co., Inc. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 9 6 5 6 3 2

01TP6B

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Rocky Brands, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — May 7, 2014

The undersigned hereby appoints MIKE BROOKS, DAVID SHARP, and CURTIS LOVELAND, or any one of them acting alone, my attorneys and proxies, with full power of substitution to each, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on May 7, 2014, 3:00 p.m., local time, at Stuarts Opera House, 52 Public Square, Nelsonville, Ohio 45764, and at any adjournment thereof, with all of the powers I would have if personally present, for the following purposes:

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS (PROPOSAL 1) AND FOR PROPOSALS 2, 3, AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES LISTED ABOVE WILL VOTE IN THEIR DISCRETION.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated April 7, 2014, the Proxy Statement and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

Please sign and date this Proxy and return it in the enclosed envelope.

ROCKY BRANDS

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 7, 2014.

Vote by Internet

- Go to **www.envisionreports.com/RCKY**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

	For	Withhold		For	Withhold		For	Withhold
01 - J. Patrick Campbell	☐	☐	02 - Michael L. Finn	☐	☐	03 - G. Courtney Haning	☐	☐
04 - Curtis A. Loveland	☐	☐	05 - David N. Sharp	☐	☐			

	For	Against	Abstain		For	Against	Abstain
2. A resolution to approve, on an advisory, nonbinding basis, the compensation of our named executive officers.	☐	☐	☐	3. Approval of the Rocky Brands, Inc. 2014 Omnibus Incentive Plan.	☐	☐	☐
4. Ratification of the selection of Schneider Downs & Co., Inc. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐	5. The transaction of such other business which may properly come before the meeting or any adjournment thereof.			

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 1 9 6 5 6 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01TP5B

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ROCKY BRANDS

Proxy — Rocky Brands, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — May 7, 2014

The undersigned hereby appoints MIKE BROOKS, DAVID SHARP, and CURTIS LOVELAND, or any one of them acting alone, my attorneys and proxies, with full power of substitution to each, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on May 7, 2014, 3:00 p.m., local time, at Stuarts Opera House, 52 Public Square, Nelsonville, Ohio 45764, and at any adjournment thereof, with all of the powers I would have if personally present, for the following purposes:

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS (PROPOSAL 1) AND FOR PROPOSALS 2, 3, AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES LISTED ABOVE WILL VOTE IN THEIR DISCRETION.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated April 7, 2014, the Proxy Statement and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

Please sign and date this Proxy and return it in the enclosed envelope.